UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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UR-ENERGY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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UR-ENERGY INC.

10758 West Centennial Road, Suite 200

Littleton, Colorado 80127

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 5, 2016

To the Shareholders of Ur-Energy Inc.:

The Annual and Special Meeting of Shareholders of Ur-Energy Inc. (the “Company”), will be held at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, Colorado 80127, on Thursday, May 5, 2016 at 1:00 p.m. local time to receive the audited consolidated financial statements of the Company for the year ended December 31, 2015, together with the report from the auditors thereon, and for the purpose of considering and voting upon proposals to:

1.Elect six (6) directors, each to serve until the next annual meeting of shareholders of the Company or until their successors are elected and appointed;

2.Re-appoint PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the independent auditors of the Company and to authorize the directors to fix the remuneration of the auditors;

3.Approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers (“say-on-pay”);

4.Ratify, confirm and approve the renewal of the Ur-Energy Inc. Amended Restricted Share Unit Plan (the “RSU Plan”), and approve and authorize for a period of three years all unallocated restricted share units issuable pursuant to the RSU Plan;

5.Ratify and confirm the Ur-Energy By-Law No. 2 (Advance Notice By-Law); and

6.Transact such other business as may lawfully come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on March 31, 2016 as the record date for determination of the shareholders entitled to vote at the meeting and any adjournment(s) or postponement(s) thereof.  This Notice of Annual and Special Meeting of Shareholders and related proxy materials are first being distributed or made available to shareholders beginning on or about April 8, 2016.

We cordially invite you to attend the annual and special meeting of shareholders. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Please refer to your proxy card for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible.

The attached Management Proxy Circular, proxy card, and the Company’s Annual Report to Shareholders (including financial statements) for the fiscal year ended December 31, 2015 are available at http://www.ur-energy.com/annual-general-meeting-info/.

Thank you for your support.

JEFFREY T. KLENDA, CHAIRMAN
BY ORDER OF THE BOARD OF DIRECTORS, /s/ Jeffrey T. Klenda, Chairman

MANAGEMENT PROXY CIRCULAR

TABLE OF CONTENTS

SOLICITATION OF PROXIES	3
APPOINTMENT OF PROXIES	3
VOTING INSTRUCTIONS	3
REVOCATION OF PROXIES	5
VOTING AND DISCRETION OF PROXIES	5
COMMON SHARES ENTITLED TO VOTE	6
QUORUM	6
RIGHTS OF DISSENT	6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
MANAGEMENT	8
COMPENSATION DISCUSSION AND ANALYSIS	9
EXECUTIVE COMPENSATION	23
EQUITY INCENTIVE PLANS	25
GRANTS OF PLAN-BASED AWARDS TO NAMED EXECUTIVE OFFICERS	27
OPTION EXERCISES AND STOCK VESTED	30
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL	31
COMPENSATION OF DIRECTORS	33
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	36
REPORT OF THE AUDIT COMMITTEE	37
STATEMENT OF CORPORATE GOVERNANCE PRACTICES	38
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	41
APPOINTMENT OF AUDITORS	47
INDEBTEDNESS OF DIRECTORS AND OFFICERS	48
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	48
PARTICULARS OF MATTERS TO BE ACTED UPON	48
Proposal No. 1: Election of Directors	48
Proposal No. 2: Re-Appointment of PricewaterhouseCoopers LLP as our Independent Auditors and Approval for the Directors to Fix the Remuneration of the Auditors	51
Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers	51
Proposal No. 4: Approval of the Renewal of the Ur-Energy Inc. Amended Restricted Share Unit Plan (the “RSU Plan”)	52
Proposal No. 5: Approval of By-Law No. 2 (Advance Notice)	53
HOUSEHOLDING	54
PERFORMANCE GRAPH AND TABLE	54
ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE	54
ANNUAL REPORT TO SHAREHOLDERS	54
SHAREHOLDER PROPOSALS	54
AVAILABILITY OF DOCUMENTS	55
OTHER MATTERS	55
APPROVAL	55

SCHEDULE A (UR-ENERGY AMENDED RESTRICTED SHARE UNIT PLAN)

SCHEDULE B (BYLAW NO. 2 (ADVANCE NOTICE))

UR-ENERGY INC.

10758 West Centennial Road, Suite 200

Littleton, Colorado 80127

MANAGEMENT PROXY CIRCULAR

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

MAY 5, 2016

SOLICITATION OF PROXIES

This management proxy circular (the “Circular”) is furnished in connection with the solicitation by the management of Ur-Energy Inc. (the “Company” or “Ur-Energy”) of proxies for use at the annual and special meeting of shareholders of the Company (the “Meeting”) to be held at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, Colorado 80127 on Thursday, May 5, 2016 commencing at 1:00 p.m. local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting (the “Notice”). The solicitation will be primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers, employees or representatives of the Company. All costs of solicitation will be borne by the Company. This Circular and related proxy materials are being first distributed or made available to shareholders beginning on or about April 8, 2016. The information contained herein is given as at March 31, 2016 unless otherwise indicated.

All dollar amounts in this Circular are in U.S. dollars, except where indicated otherwise. On March 31, 2016, the noon exchange rate of Canadian currency in exchange for United States currency, as reported by the Bank of Canada, was US$1.00 = C$[•].

This Management Proxy Circular, the proxy card, and the Company’s Annual Report to Shareholders (including financial statements) for the fiscal year ended December 31, 2015 are available at http://www.ur-energy.com/annual-general-meeting-info/.

APPOINTMENT OF PROXIES

The persons named in the enclosed form of proxy are officers of the Company. Each shareholder has the right to appoint a person other than the persons named in the enclosed form of proxy, who need not be a shareholder of the Company, to represent such shareholder at the Meeting or any adjournment thereof. Such right may be exercised by inserting such person’s name in the blank space provided in the form of proxy and striking out the other names or by completing another proper form of proxy.

VOTING INSTRUCTIONS

Registered Shareholders

There are two methods by which registered shareholders (“Registered Shareholders”), whose names are shown on the books or records of the Company as owning common shares of the Company (“Common Shares”), can vote their Common Shares at the Meeting either in person at the Meeting or by proxy.  Should a Registered Shareholder wish to vote in person at the Meeting, the Registered Shareholder should attend the Meeting where his or her vote will be taken and counted. Should the Registered Shareholder not wish to attend the meeting or not wish to vote in person, his or her vote may be voted by proxy through one of the methods described below and the Common Shares represented by the proxy will be voted or withheld from voting, in accordance with the instructions as indicated in the form of proxy, on any ballot that may be called for, and if a choice was specified with respect to any matter to be acted upon, the shares will be voted accordingly.

A Registered Shareholder may vote by proxy by using one of the following methods:  (i) the paper form of proxy to be returned by mail or delivery; (ii) by Internet; or (iii) by telephone.  The methods of using each of these procedures are as follows:

Voting by Mail.  A Registered Shareholder may vote by mail or delivery by completing, dating and signing the enclosed form of proxy and depositing it with Computershare Investor Services Inc. (the “Transfer Agent”) using the envelope provided or by mailing it to Computershare Investor Services Inc., Attention: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 or to the Corporate Secretary of the Company at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 for receipt no later than 1:00 p.m. (MDT) on Tuesday, May 3, 2016, or if the Meeting is adjourned, by no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned Meeting.

Voting by Internet.  A Registered Shareholder may vote by Internet by accessing the following website:  www.investorvote.com. When you log on to the site you will be required to input a control number as instructed on the form of proxy.  Please see additional information enclosed with the Circular on the form of proxy.  Registered Shareholders may vote by Internet up to 1:00 p.m. (MDT) on Tuesday, May 3, 2016, or if the Meeting is adjourned, no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned Meeting.

Voting by Telephone. A Registered Shareholder may vote by telephone by calling the toll free number 1‑866-732-8683 from a touch tone phone.  When you telephone you will be required to input a control number as instructed on the form of proxy.  Please see additional information enclosed with the Circular on the form of proxy.  Registered Shareholders may vote by telephone up to 1:00 p.m. (MDT) on Tuesday, May 3, 2016, or if the Meeting is adjourned, no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned Meeting.

Voting by mail or the Internet are the only methods by which a Registered Shareholder may choose an appointee other than the management appointees named on the proxy and must be completed by the Registered Shareholder or by an attorney authorized in writing or, if the Registered Shareholder is a corporation or other legal entity, by an authorized officer or attorney.

Non-Registered Shareholders (Beneficial Owners)

In this Circular and the enclosed form of proxy and Notice, all references to shareholders are to Registered Shareholders of Common Shares. Only Registered Shareholders of Common Shares, or the person they appoint as their proxy, are permitted to vote at the Meeting.  However, in many cases, Common Shares beneficially owned by a holder (a “Non-Registered Shareholder” or “Beneficial Owner”) are registered either:

(a)in the name of an intermediary (an “Intermediary”) that the Non-Registered Shareholder deals with in respect of the shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

(b)in the name of a clearing agency such as CDS&Co. or DTC (the registration names for CDS Clearing and Depository Services Inc., and Depositary Trust Company, respectively) of which the Intermediary is a participant.

Common Shares held by your broker or its nominee can only be voted upon your instructions. Beneficial shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person.

There are two kinds of Beneficial Owners, those who object to their name being made known to the Company, referred to as objecting beneficial owners (“OBOs”), and those who do not object to the Company knowing who they are, referred to as non-objecting beneficial owners (“NOBOs”). In accordance with the requirements of National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the Company has opted this year to distribute copies of the Notice, Circular, the form of proxy and our annual report for the fiscal year ended December 31, 2015 (including financial statements) (collectively, the “Meeting Materials”) to all NOBOs directly through the Transfer Agent.  Whereas, the Meeting Materials will continue to be distributed to OBOs through clearing agencies and Intermediaries, who often use a service company (such as Broadridge Financial Solutions, Inc. (“Broadridge”)) to forward meeting materials to Non-Registered Shareholders.  The Company is not relying on the notice-and-access delivery procedures of NI 54-101 or the corresponding rules of the U.S. Securities and Exchange Commission (“SEC”) to distribute copies of the Meeting Materials.

The Meeting Materials are being sent to both Registered and Non-Registered Shareholders of the securities. If you are a Non-Registered Shareholder, and the Company or its agent has sent these Meeting Materials directly to you, your name and address and information about your holdings of common shares, have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

By choosing to send the Meeting Materials to NOBOs directly, the Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering these Meeting Materials to you, and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the request for voting instructions.

Objecting Beneficial Owners

Intermediaries are required to forward Meeting Materials to OBOs unless an OBO has waived the right to receive them. Generally, OBOs who have not waived the right to receive Meeting Materials will usually receive a voting instruction form (“VIF”) from their applicable Intermediary in lieu of the form of proxy from the Company. The VIF will name the same persons as the proxy to represent the shareholder at the Meeting. A shareholder has the right to appoint a person (who need not be a shareholder of Ur-Energy) other than persons designated in the VIF, to represent the shareholder at the Meeting. To exercise this right, the shareholder should insert the name of the desired representative in the blank space provided in the VIF. You are asked to complete and return the VIF to your applicable Intermediary by mail or facsimile. Alternatively, you may be able to call the toll free telephone number or access the Internet website listed on your VIF to vote your Common Shares. If you receive a VIF from your Intermediary, it cannot be used as a proxy to vote Common Shares directly at the Meeting as the VIF must be returned to your Intermediary well in advance of the Meeting in order to have the Common Shares voted or to appoint an alternative representative to attend at the Meeting in person to vote such Common Shares.

Non-Objecting Beneficial Owners

NOBOs can expect to receive the Meeting Materials with a VIF from the Transfer Agent. These VIFs are to be completed and returned to the Transfer Agent by mail or by following the instructions contained on the VIF for telephone or Internet voting. The Transfer Agent will tabulate the results of the VIFs received from NOBOs and will provide appropriate instructions at the Meeting with respect to the shares represented by the VIFs received. If you receive a VIF from the Transfer Agent, it cannot be used as a proxy to vote Common Shares directly at the Meeting as the VIF must be returned to the Transfer Agent well in advance of the Meeting in order to have the Common Shares voted or to appoint an alternative representative to attend at the Meeting in person to vote such Common Shares.

The purpose of these procedures is to permit Non-Registered Shareholders to direct the voting of the shares they beneficially own. Should a Non-Registered Shareholder who receives either a proxy or a VIF wish to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should strike out the names of the persons named in the proxy and insert the Non-Registered Shareholder’s (or such other person’s) name in the blank space provided or, in the case of a VIF, follow the corresponding instructions on the form.

In any event, Non-Registered Shareholders should carefully follow the instructions of their Intermediaries and Broadridge or other service company, or the Transfer Agent, as the case may be.

Abstentions and Broker Non-Votes

Abstentions are counted in tabulations of votes cast on a particular proposal.  Because the approval of each matter to be voted on at the Meeting requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, abstentions have the same effect as votes against the proposal.

A “broker non-vote” occurs when an Intermediary holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the Intermediary does not have discretionary voting power and has not received instructions to do so from the beneficial owner. The nominee that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. Each of the proposals at the Meeting, other than Proposal No. 2, are “non-routine” matters and therefore an Intermediary holding shares for a beneficial owner will not have the authority to vote on those matters in the absence of instructions from the beneficial owner. Broker non-votes are not counted in the tabulation of votes cast on a particular proposal and therefore will not have an effect on the approval of that proposal.

REVOCATION OF PROXIES

A shareholder who has given a proxy has the power to revoke it as to any matter on which a vote shall not already have been cast pursuant to the authority conferred by such proxy and may do so (i) by delivering another properly executed proxy bearing a later date and depositing it as aforesaid, including within the prescribed time limits noted above; (ii) by depositing an instrument in writing revoking the proxy executed by the shareholder or by the shareholder’s attorney authorized in writing (A) at our head office with the Corporate Secretary at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or (B) with the Chair of the Meeting, prior to its commencement, on the day of the Meeting, or at any adjournment thereof; (iii) by attending the Meeting in person and so requesting; or (iv) in any other manner permitted by law.

A Non-Registered Shareholder may revoke a VIF or a waiver of the right to receive Meeting Materials and to vote given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a VIF or a waiver of the right to receive Meeting Materials and to vote that is not received by the Intermediary at least seven days prior to the Meeting.

VOTING AND DISCRETION OF PROXIES

On any ballot that may be called for, the shares represented by proxies in favor of the persons named by management of the Company will be voted for or against, or voted for or withheld from voting on, the matters identified in the proxy, in each case in accordance with the instructions of the shareholder. In the absence of any instructions on the proxy, it is the intention of the persons named by management in the accompanying form of proxy to vote

(1)FOR the election of all of management’s nominees as directors;

(2)FOR the re-appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as our independent auditors and the authorization of the directors to fix the remuneration of the auditors;

(3)FOR the advisory resolution to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers;

(4)FOR the resolution to approve the renewal of our Amended Restricted Share Unit Plan (the “RSU Plan”) and to approve and authorize all unallocated restricted share units issuable pursuant to the RSU Plan until the third anniversary of the adoption of the present resolution;

(5)FOR the resolution to approve and confirm By-Law No. 2 (Advance Notice);and

(6)In accordance with management’s recommendations with respect to amendments or variations of the matters set out in the Notice or any other matters which may properly come before the Meeting.

The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations of the matters identified in the Notice or any other matters that may properly come before the Meeting. As at the date of this Circular, management of the Company knows of no such amendments, variations or other matters that may properly come before the Meeting other than the matters referred to in the Notice.

COMMON SHARES ENTITLED TO VOTE

As at March 31, 2016, the authorized capital of the Company consisted of an unlimited number of Common Shares, of which [143,323,769] Common Shares were issued and outstanding, and an unlimited number of Class A Preference Shares, issuable in series, of which none has been issued. A holder of record of Common Shares as at the close of business on March 31, 2016 (the “Record Date”) is entitled to one vote for each Common Share held by him or her. The affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, is required for approval of each matter set forth in this Circular, other than Proposal No. 4, which requires the approval of a majority of the votes cast, excluding shares held by certain insiders of the Company and their affiliates.

In accordance with the Canada Business Corporations Act, the Company will prepare a list of holders of Common Shares on the Record Date. Each holder of Common Shares named in the list at the close of business on the Record Date will be entitled to vote the Common Shares shown opposite his or her name on the list at the Meeting.

QUORUM

The presence, in person or by proxy, of two shareholders holding not less than 10% of the outstanding Common Shares as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting shall be adjourned to a date no less than seven days later than the scheduled Meeting date in order to permit further solicitation of proxies. The scrutineer will treat Common Shares represented by a properly signed and returned proxy as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

RIGHTS OF DISSENT

Pursuant to the Canada Business Corporations Act, there are no rights of dissent in respect of the resolutions to be voted on by the shareholders at this Meeting.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

As of March 31, 2016, we had [143,323,769] Common Shares issued and outstanding, and 7,336,666 stock options which may be exercised currently or within the sixty (60) days following March 31, 2016.

Name of Holder	Number of Common Shares of Ur-Energy (1)	Percentage of Issued and Outstanding Common Shares of Ur-Energy
Directors and Officers (2)
Jeffrey T. Klenda (3)	3,480,753	2.32%
W. William Boberg(4)	1,002,315	*
James M. Franklin	852,807	*
Gary Huber	261,103	*
Paul Macdonell (5)	502,577	*
Thomas Parker	397,600	*
Roger L. Smith	870,576	*
Penne A. Goplerud	629,994	*
Steven M. Hatten	480,776	*
John W. Cash	318,095	*
James Bonner	174,968	*

* Less than one percent

(1) Address for each of our officers and directors: 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127.

(2) The beneficial ownership shown for all holders in this table represents Common Shares and all options which may be exercised as of March 31, 2016 and within the next sixty (60) days. For our directors and executive officers, this represents the following:  Klenda (2,826,259 Common Shares, 634,011 options); Boberg (693,279 Common Shares, 309,036 options); Franklin  (543,771 Common Shares, 309,036 options); Macdonell (193,541 Common Shares, 309,036 options); Parker (88,564 Common Shares, 309,036 options); Huber (75,000 Common Shares, 183,103 options); Smith (171,597 Common Shares, 680,029 options); Goplerud (71,976 Common Shares, 540,981  options); Hatten (46,312 Common Shares, 421,539 options); Cash (57,340 Common Shares, 248,176 options); Bonner (2,948 Common Shares, 162,671 options). As of the Record Date, the number of the Company’s Common Shares beneficially owned by all of the directors and executive officers as a group and entitled to be voted at the meeting is [4,770,587].

(3) Of the total number of Common Shares held by Mr. Klenda, he has pledged 1,500,000 Common Shares on a multi-purpose equity line of credit. Mr. Klenda’s Common Shares (but not options or RSUs) are held jointly with his wife.

(4) Of the shares identified, Mr. Boberg holds 118,796 Common Shares jointly with his wife.

(5) Additionally, Mr. Macdonell’s wife owns 5,000 Common Shares, to which Mr. Macdonell disclaims beneficial ownership.

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of the Company’s Common Shares as of March 31, 2016 by each person (other than the director nominees and executive officers of the Company) who owned of record, or was known to own beneficially, more than 5% of the outstanding voting shares of Common Shares.

Name of Holder	Number of Common Shares of Ur Energy (1)	Percentage of Issued and Outstanding Common Shares of Ur-Energy
Major Shareholders
Lazarus Investment Partners LLLP(2)	9,803,438	6.49%
Global X Management Company LLC(3)	7,285,588	5.58%

(1) The beneficial ownership shown for all holders in this table represents Common Shares and all warrants which may be exercised as of March 31, 2016 and within the next sixty (60) days.

(2) Lazarus Investment Partners LLLP filed a Form 13G/A (Amendment No. 4) dated January 13, 2016 indicating holdings as at December 31, 2015,  of 8,894,346 Common Shares of Ur-Energy and warrants to acquire another 454,546 Common Shares.  Lazarus Investment Partners LLLP is a Delaware limited liability limited partnership (“Lazarus Partners”). Lazarus Management Company LLC, a Colorado limited liability company (“Lazarus Management”), as the investment adviser of Lazarus Partners, and as the general partner of Lazarus Partners, and Justin B. Borus, as the managing member of Lazarus Management, may be deemed to beneficially own the Common Shares held by Lazarus Partners, insofar as they may be deemed to voting and dispositive power over the Common Shares. The foregoing should not be deemed to constitute an admission that Lazarus Management or Mr. Borus is, for any other purpose, the beneficial owner of any of the Common Shares, and each of Lazarus Management and Mr. Borus disclaims beneficial ownership as to the Common Shares, except to the extent of his or its pecuniary interests therein. The principal business address of Lazarus Partners is 3200 Cherry Creek South Drive, Suite 670, Denver, Colorado 80209.

(3) Global X Management Company LLC filed a Form 13G (Amendment No. 3) dated February 16, 2016, indicating holdings as at December 31, 2015, of 7,285,588 Ur-Energy Common Shares. Bruno del Ama is the Chief Executive Officer of Global X Management Company LLC, a Delaware limited liability company, 623 Fifth Avenue, 115th Floor, NY, NY 10022, which, according to the Form 13G, has the sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of the Common Shares. Mr. del Ama and Mr. Jose C. Gonzalez own 58% and 42%, respectively, of Global X Management Company; each specifically disclaims beneficial ownership of the shares of Ur-Energy that either one of them or Global X Management Company holds.

MANAGEMENT

Identification of Executive Officers

Jeffrey T. Klenda, 59, B.A.                    Chair, Executive Director& Acting Chief Executive Officer

Mr. Klenda graduated from the University of Colorado in 1980 and began his career as a stockbroker specializing in venture capital offerings. Prior to founding Ur-Energy in 2004, he worked as a Certified Financial Planner and was a member of the International Board of Standards and Practices. In 1986, he started Klenda Financial Services, an independent financial services company providing investment advisory services to high-end individuals and corporate clients as well as providing venture capital to corporations seeking entry to the U.S. securities markets. In the same year, Mr. Klenda formed Independent Brokers of America, Inc., a national marketing organization.  He also served as President of Security First Financial, a company he founded to provide consultation to individuals and corporations seeking investment management and early stage funding.  Over the last 30 years, Mr. Klenda has acted as an officer and/or director for numerous publicly-traded companies, having taken his first company public at 28 years of age.  Currently, Mr. Klenda is a director of Organto Foods Inc. (since November 2013). Mr. Klenda co-founded Ur-Energy in 2004. Mr. Klenda has served as the Chair of the Board of Directors and Executive Director of the Company since 2006. He has served as Acting Chief Executive Officer since May 2015.

Roger L. Smith, 58, CPA, MBA, CGMA                                          Chief Financial Officer and Chief Administrative Officer

Mr. Smith has 35 years of mining and manufacturing experience including finance, accounting, IT, ERP and systems implementations, mergers, acquisitions, audit, tax and public and private reporting in international environments. Mr. Smith served as Ur-Energy’s Chief Financial Officer and Vice President Finance, IT and Administration until May 2011, when he assumed the title and responsibilities of Chief Administrative Officer as well as Chief Financial Officer. Mr. Smith joined Ur-Energy in May 2007, after having served as Vice President, Finance for Luzenac America, Inc., a subsidiary of Rio Tinto PLC and Director of Financial Planning and Analysis for Rio Tinto Minerals, a division of Rio Tinto PLC, from September 2000 to May 2007.  Mr. Smith has also held such positions as Vice President Finance, Corporate Controller, Accounting Manager, and Internal Auditor with companies such as Vista Gold Corporation, Westmont Gold Inc. and Homestake Mining Corporation.  He has a Master of Business Administration and Bachelor of Arts in Accounting from Western State Colorado University, Gunnison, Colorado.

Steven M. Hatten, 52,  B.Sc. Vice President Operations

Prior to being named Ur-Energy’s Vice President Operations in May 2011, Mr. Hatten served as Engineering Manager from 2007 to 2010 and as Director of Engineering and Operations 2010 to 2011.  He has over 20 years of experience with a strong background in in situ recovery uranium design and operations.  He previously worked as a Project Engineer for Power Resources, Inc., the Manager Wellfield Operations for Rio Algom Mining Corp. and Operations Manager at Cameco’s Smith Ranch – Highland Facility.  Mr. Hatten has a Bachelor of Science in Petroleum Engineering from Texas Tech University.

John W. Cash, 43,  M.Sc.   Vice President Regulatory Affairs

Mr. Cash has been our Vice President Regulatory Affairs since March 2014. Previously, he was named Vice President Regulatory Affairs, Exploration & Geology in 2011 and served in that capacity until March 2014. Prior to that time, Mr. Cash was our Environment, Health, Safety and Regulatory Affairs Manager from 2007 to 2010 and Director of Regulatory Affairs 2010 to 2011.  He previously worked for Crow Butte Resources, Inc. a subsidiary of Cameco, from 2002 to 2007, including as Senior Environmental/Safety Superintendent, Safety Director/Wellfield Supervisor and Operations Superintendent. Prior to that time, Mr. Cash also worked in uranium exploration. He is a Fellow of the World Nuclear University Summer Institute, 2005. Mr. Cash has a M.Sc. Geology and Geophysics from the University of Missouri-Rolla.

James A. Bonner, 69, B.Sc.Vice President Geology

Mr. Bonner is a Professional Geologist with 23 years in the uranium exploration and development industry, three years in the oil and gas industry and 13 years in environmental engineering consulting. He joined Ur-Energy as Vice President Geology in March 2014, having most recently served as Vice President of Exploration for Powertech (USA), Inc.  He previously worked as a consulting geologist, was employed as a Senior Geologist for Gordon Environmental in Albuquerque, New Mexico, and worked for 16 years in uranium exploration for Rocky Mountain Energy Company throughout the western U.S.  Mr. Bonner is a Registered Professional Geologist and a Certified Professional Geologist, and is a member of the Geological Society of America, the American Institute of Professional Geologists and the Society for Mining, Metallurgy and Exploration. Mr. Bonner received a Bachelor of Science in Geology from the University of Wyoming.

Penne A. Goplerud, 54,  JDGeneral Counsel & Corporate Secretary

Ms. Goplerud has more than 20 years of diverse legal experience in complex litigation, business matters and natural resources transactions. While in private practice, she represented clients in commercial litigation, arbitration and mediation involving mining, oil and gas, commercial and corporate disputes, securities and environmental law.  She also has counseled business clients and represented clients in the negotiation of business transactions. Prior to joining Ur-Energy as Associate General Counsel in 2007, much of Ms. Goplerud’s practice focused on natural resources and transactional work. Ms. Goplerud obtained her JD from the University of Iowa College of Law.

Additionally, Wayne W. Heili served as our President and CEO during a portion of 2015. Mr. Heili’s employment agreement with the Company expired on May 1, 2015, and his employment concluded  following completion of that term. His term as a director of the Company concluded with his resignation just prior to our annual shareholder meeting in May 2015.

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Committee is composed of independent directors and is responsible for matters of compensation as they relate to our employees and, more specifically, our executive officers including the Chief Executive Officer. The Compensation Committee discussed the following Compensation Discussion and Analysis (“CD&A”) with management, and thereafter recommended to the Board, which approved, this CD&A.

Compensation Program and Philosophy

Ur-Energy is committed to managing our human resources. We believe that the caliber and commitment of our executive officers are critical to our continued success and performance, and the overall commitment of all of our employees.

The Compensation Committee reviews and makes recommendations to the Board with respect to the overall approach to compensation for all of our employees, and specifically with respect to our executive officers, including the Executive Director, Jeffrey Klenda, and the remuneration of directors. In addition to Mr. Klenda, our Executive Director and Acting Chief Executive Officer, and Mr. Smith, our Chief Financial Officer and Chief Administrative Officer, our Named Executive Officers include Ms. Goplerud, General Counsel and Corporate Secretary, Mr. Hatten, Vice President Operations and Mr. Cash, Vice President, Regulatory Affairs.

Our compensation program is designed to effectively link compensation to performance as demonstrated by the completion by our executive officers of corporate and personal objectives that are designed to drive value creation. The Compensation Committee believes that it is important to maintain a clear link between the achievement of these objectives and compensation payout. Our first two years in operations at Lost Creek have permitted us an opportunity to thoughtfully review the metrics and priorities most appropriately used to establish and maintain that connection. In doing so, the following considerations have been taken into account:

•the selection of corporate and personal objectives that are measurable and tied to value creation is fundamental to our success as a company;

•executive officers should be evaluated and paid based on performance and achievement of both corporate and personal objectives; and

•executive officers should have a clear understanding of how their performance and the achievement of pre-determined objectives may influence their compensation.

The objectives of the compensation program are designed to:

•support the achievement of results;

•motivate executive officers to achieve the pre-determined objectives without taking excessive risks;

•provide competitive compensation and benefit programs to attract and retain highly qualified executives; and

•encourage an ownership mentality,  which is further augmented through share ownership guidelines for all executive officers.

The compensation program process begins fourth quarter each year as we look ahead and establish department objectives and corporate objectives. Our executives and all staff then prepare their personal objectives in conjunction with the establishment of the budget and our key performance indicators.  As a part of this look ahead, the Compensation Committee recommends and the Board considers and approves the annual grant of stock options and restricted share units (“RSUs”) to those eligible for consideration.

First quarter of each year provides us an opportunity to reflect on our performance during the past year, initially with a determination of performance on corporate objectives, which is reviewed with the Compensation Committee and the Board of Directors. Performance of all staff is reviewed and employee performance reviews are conducted by supervisors and managers. Executive officers are evaluated by the Chief Executive Officer and the Compensation Committee; the Chief Executive Officer is evaluated by the Compensation Committee.  Based upon these performance appraisals, the bonuses are determined and awarded. See further discussion under the heading “Short Term Incentive Plan” below. During the performance review process, various aspects of succession planning are considered.

Thereafter, typically during second quarter, cost-of-living adjustments are calculated. Contemporaneously, salary surveys are completed, with staff salaries adjusted to the findings of the survey, as necessary, and/or for merit increases. Throughout this period, employee development plans are implemented, as well as introducing additional aspects of succession planning.  As necessary and appropriate, mid-year review of departmental and/or individual objectives is undertaken, with adjustments made as required.

Compensation Structure

Our compensation program comprises base salary, short- and long-term incentives, and other perquisites. The components of total direct compensation relate to performance as follows:

Fixed Compensation	Variable Compensation

Current	Short-term Incentives	Long-term Incentives

Based on skills, experience and market rates	Tied to Past Annual Performance	Tied to Future Long-term Share Price Performance

Base Salary	Cash Bonus	Stock Options	Restricted Share Units

Employment Agreements with Executive Officers

We have employment agreements with each of our executive officers.  Traditionally, we have not maintained multi-year agreements. The agreements contain standard employment provisions, as well as salary, entitlement to a cash bonus to be determined in the discretion of the Board, and statements of eligibility for Company benefits (health and wellness benefits, paid time off, 401k plan), and equity compensation plans (stock option and RSU plans). The agreements also provide for post-termination obligations of the executives (one-year non-solicitation provisions applicable to all executive officers; and one-year non-competition provisions in the agreements of Messrs. Hatten, Cash and Bonner). Post-termination obligations of the Company, including in an event of change of control, are discussed and summarized below under the heading “Potential Payments Upon Termination or Change of Control.”

The employment agreements have been amended from time to time. In December 2008, all executive employment agreements then in place were amended to insert necessary provisions for compliance with Section 409A provision of the Internal Revenue Code of 1986 (“IRC”), as amended, including the timing of payments or deferred compensation in the event of a change of control or termination from Ur-Energy. In November 2009, the executive employment agreements in place were amended to insert provisions to provide for the establishment of a trust to hold and invest certain separation payments which Ur-Energy becomes obligated to pay because of a voluntary termination by the executive or involuntary termination by Ur-Energy or in the event of a change of a control but which payments have been delayed under Section 490A of the IRC.

In May 2011, existing employment agreements were amended to reflect the assumption of new responsibilities and/or new titles by the serving executive officers. Additionally, three new agreements were completed in May 2011, as described above. In November 2011, all the employment agreements of the executive officers were amended to provide that Ur-Energy will bear the costs of a mediator in the event of informal dispute resolution, with each party to bear its own attorney fees or other expenses. This amendment was recommended for approval by the Compensation Committee and approved by the Board. In February 2013, the Compensation Committee recommended, and the Board approved a change to the employment agreements regarding “paid time off” benefits to more directly coincide with the structure and accruals of paid time off benefits available to other eligible employees of Ur-Energy. In March 2014, an employment agreement was made with Mr. James Bonner, Vice President Geology. The Compensation Committee reviews the employment agreements of and compensation program for the executive officers on a periodic basis.

Objectives to be Met Through “Pay Mix”

The compensation program is designed to provide motivation and incentives to the executive officers and employees with a view toward enhancing shareholder value while successfully implementing our corporate objectives. The compensation program accomplishes this by rewarding performance that is designed to create shareholder value. The portion of variable, at-risk, performance-based compensation should be commensurate to the executive officer’s or employee’s position and rise as their respective level of responsibility increases. The mix and structure of compensation should strike an appropriate balance to achieve pre-determined objectives without motivating excessive risk taking.

Our share price may be heavily influenced by changes in uranium and other commodity prices, which are outside of our control. As a result, the compensation program is designed to focus on areas where the executive officers and employees have the most influence. To achieve this, a combination of operational, financial and share price criteria are utilized when selecting corporate and personal objectives and establishing an appropriate combination of pay.

The compensation structure and “pay mix” for our CEO and other executive officers in place for 2015 was as follows:

CEO
Pay Mix

50%
20%
30%
Base Salary
Short-term Incentive
Long-term Incentive

Other Executives
Pay Mix

55%
17%
28%
Base Salary
Short-term Incentive
Long-term Incentive

Short-term Incentive

40%
60%
Corporate Objective Weighting
Personal Objective Weighting

Short-term Incentive

40%
60%
Corporate Objective Weighting
Personal Objective Weighting

Long-term Incentive

20%
80%
Stock Options
Restricted Share Units

Long-term Incentive

20%
80%
Stock Options
Restricted Share Units

The characteristics of the compensation program’s mix of pay, as they relate to the executive officers, include:

•a significant portion of executive pay is at-risk;

•executive officers have a higher percentage of at-risk compensation relative to other employees, because they have the greatest ability to influence corporate performance;

• of an executives short-term incentive is based on corporate performance; and

•80% of an executive’s long-term incentive is based on stock options, which are highly leveraged to our share price performance.

The incentive compensation actually received by the executive officers and employees varies based upon individual performance and the achievement of the pre-determined corporate and personal objectives and is ultimately subject to the discretion of the Compensation Committee.

Base Salary

Base salary is the fixed portion of cash compensation earned by and paid to our executive officers and employees. We provide our executive officers and employees with base salaries to compensate them for services rendered during the fiscal year and to aid in attracting and retaining quality employees. Base salaries for all employees are reviewed annually and the Compensation Committee reviews the base salary for each executive officer routinely or upon a promotion or other change in job responsibility, based on the individual’s level of responsibility, the importance of the position and the individual’s contribution to our overall performance. The Compensation Committee also assesses the base salaries of the executive officers relative to a group of peer companies with similar scope and operations to ensure that it is positioned competitively with executive officers in similar roles at peer companies. Most recently, this review was made in 2015 and involved survey data from the peer group established by the Company, utilizing its subscription to Equilar. The review revealed that our executive officers are compensated within the ranges of the comparator company data, with certain exceptions. Our objective remains to provide a competitive base salary designed to recruit and retain qualified, high-performing executives, while responsibly administering our budget and attaining our corporate objectives, including advancing Lost Creek operations. We did not retain an independent compensation consultant in 2015, but have utilized the services of such consultants from time to time, including as recently as 2014.

In 2015, all executive officers were provided with a five percent cost-of-living adjustment, following three years with no salary increase. Additionally, certain other adjustments were made to base salary for Messrs. Klenda, Hatten and Cash, during the year, for additional duties and responsibilities assumed following Mr. Heili’s departure. The salaries of Messrs. Hatten and Cash were adjusted in April 2015, each by $1,500 per month or approximately a  10% increase.  Following the review by the Compensation Committee of our base compensation with our established peer group, Mr. Klenda’s salary was increased in December 2015, by approximately $3,200 per month or approximately 15%; and Mr. Bonner’s salary was adjusted by three percent, also in December 2015.

Short-Term Incentive Plan (Cash Bonus as part of Total Cash Compensation)

Total cash compensation includes base salary and any variable (at risk) short-term cash incentive compensation.  Bonus awards under our short term incentive plan (“STIP”) are calculated using a formula that is based upon performance in relation to corporate objectives, set by the Chief Executive Officer and executive management and approved by the Board, and in relation to personal objectives. The STIP program is designed to recognize and reward both corporate and individual, personal performance results. As a part of the review and development of our compensation plan during 2015, the weighting of corporate and personal objectives as related to the STIP program were rebalanced. The rebalancing provides greater personal responsibility of each executive officer for not only the corporate objectives, but also his or her personal objectives which are tied to that year’s corporate objectives. This, too, was developed by the Compensation Committee through its review of peer group practices and other standards.

The following table shows the current target levels and weightings used to establish the 2015 executive STIP awards.

STIP Targets and Weights
POSITION	STIP Target (% of Base Salary)	Corporate Objectives Weight	Personal Objectives Weight
Chairman, Executive Director and Acting CEO	40%	60%	40%
Chief Financial Officer and Chief Administrative Officer	30%	60%	40%
Corporate Secretary and General Counsel	30%	60%	40%
Vice President Operations	30%	60%	40%
Vice President Regulatory Affairs	30%	60%	40%
Vice President Geology	30%	60%	40%

Historically, the STIP awards have been consistently reduced in recognition that we were not yet in operations or, as was the case in 2014, reduced as we were commissioning and seeking to reach a  steady-state of operations. As a further cash-conservation measure, the reduced short-term incentives pay-outs for executive officers and certain other employees for performance during 2014 were not paid in cash, but rather were awarded in the form of grants of RSUs. For 2015, the STIP awards for executives were calculated on the pre-established formula, as modified, and reduced by 68%.

Actual STIP awards are based on performance for the year and paid in the following year after our year-end results are released. We calculate the STIP awards as follows:

The following table shows a demonstrative example of the STIP award calculation that would result for an executive officer with a base salary of $100,000, if his or her corporate and personal objectives results were as shown in the weighted payout column.

Long-Term Equity Incentives

The long-term incentive plan (“LTIP”) includes our Option Plan and the RSU Plan. A more detailed discussion of the Option Plan and RSU Plan can be found under the heading “Stock Options and RSUs.”  The Option Plan and the RSU Plan form a long-term incentive plan for employees including executive officers and, in the case of the Option Plan, our consultants.  Participation in the Option Plan and the RSU Plan is determined by the Compensation Committee, taking into account the recommendations of the Chief Executive Officer. The purpose of the Option Plan and the RSU Plan is to provide eligible participants with the opportunity to own the Common Shares of the Company, enhance Ur-Energy’s ability to attract, retain and motivate key personnel, and align the participant’s interests with those of the shareholders. Awards made under the Option Plan and RSU Plan are similarly based upon a pre-established formula tied to base salary and the compensation structure explained above (a percentage of base salary; 4:1 ratio between stock options and RSUs). The LTIP target for our CEO is 30% of his base salary; the LTIP target for our other executives is 28% of his or her base salary.

Perquisites Including Benefits

We provide employees, including our executive officers, with perquisites including personal benefits that we believe are reasonable and consistent with the overall compensation program to better enable us to attract and retain quality employees. We periodically review the levels of perquisites provided to the employees and executive officers to ensure competitiveness and value. Executive officers participate in healthcare and other benefit programs on the same terms as other employees:  401(k) Plan, medical, prescription drug, dental, vision, short-term and long-term disability, life and supplemental life insurances; employee assistance program; and

health and dependent care flexible spending accounts. Lost Creek employees are also eligible for a safety incentive program bonus which was initiated in 2015 and will continue in 2016.

Compensation Risk Assessment

Our Compensation Committee Charter requires that the Compensation Committee review and consider  the implications of the risks associated with our compensation policies and practices to avoid encouraging inappropriate risk taking by executive officers. The Committee has undertaken reviews of this type in conjunction with periodic reviews of the compensation program, including most recently in October and December 2015.  As discussed, the Committee has implemented and maintained multiple practices to ensure that there are not incentives to take inappropriate or excessive risks, including: combining fixed and variable compensation, with appropriate levels of equity compensation, and mandating equity ownership requirements for officers and directors which are routinely reviewed. Based upon the Committee’s review, we do not believe that the Company’s executive or non-executive compensation structure is reasonably likely to have a material adverse effect on the Company.

2015 Review of Compensation Program and Compensation of Named Executive Officers

The Compensation Committee from time to time undertakes a comprehensive review of our compensation program which includes competitive market data, pay grades, share ownership guidelines and short-term and long-term incentives. Most recently, this review of the program and of compensation of executive officers was completed in 2015, in conjunction with a review of compensation of our non-executive directors. Our last third-party review was completed in 2014, when our Compensation Committee retained the services of Roger Gurr & Associates (“RG&A”) to review the compensation of our executive officers. Certain recommendations by RG&A were implemented in 2015 as a part of the review and revision of the compensation program by the Compensation Committee.

The 2015 compensation program review, including the implementation of recommendations from earlier studies, began with the development of our peer group, to be utilized for many purposes. Earlier peer groups have been reviewed and, as necessary revised, on an annual basis by management and the Compensation Committee and Board of Directors. With our first full year of production and product sales completed in 2014, a comprehensive review of peers as well as the compensation program had been recommended. As others before it, the newly-revised peer group will be used within our corporate objectives as a base from which we can compare our performance to other companies in the group for such things as total shareholder return. It is also used as a comparison group when we evaluate our directors and officer’s compensation, with additional review of companies outside the peer group but with similar executive positions where the peer group does not have sufficient depth of data.  Generally, we review and/or update our peer group annually after our annual shareholder meeting is held. Once updated, the Compensation Committee reviews the peer group and recommends it, with any changes or additions, to the Board for approval. We subscribe to Equilar’s compensation services. Equilar’s tools assist us in the creation and evaluation of peer groups and in the evaluation of our directors and officers compensation.

The peer group approved in 2015 includes other uranium producers and explorers, as well as other mining companies (e.g., coal) with similar revenues, total assets and market capital, with a focus on U.S. based companies.  Generally, our ranking is in the middle of the peer group in terms of revenues, total assets and market capital. Also, we have 13 of the 19 companies in our peer group in common with our peer’s peer groups. In other words, the companies in our peer group have also chosen many of the same companies to be in their peer groups. Our 2015 peer group, as approved by the Board of Directors is as follows:

•	Americas Silver Corporation
•	Azarga Uranium Corp.
•	Comstock Mining, Inc.
•	Corsa Coal Corp.
•	Denison Mines Corp.
•	Energy Fuels Inc.
•	FX Energy Inc.
•	Hallador Energy Company
•	Mega Uranium Ltd.
•	Peninsula Energy Limited
•	Polaris Minerals Corp.
•	Toro Energy Limited
•	U3O8 Corp.
•	UEX Corp.
•	Uranium Energy Corp.
•	Uranium Resources, Inc. and
•	US Energy Corp.

As a result of our compensation program review, and with consideration of the programs of our peers, the weighting of STIP awards between performance to corporate objectives and personal objectives was rebalanced. Beginning in 2015, the weighting rebalances and places more weight on the executive officers’ personal objectives than in past years. These personal objectives are typically aligned with the objectives of the department for which the executive officer is responsible and are designed to help the Company achieve its overall objectives. Also, the earlier-planned structure of Lost Creek objectives being a subset of corporate objectives was modified to a system in which the categories of the overall corporate objectives relates to Total Company, Lost Creek, Pathfinder and Corporate Services on a weighted basis as set forth below.  For 2015, we retained as the most significant weightings Total Company (30%) and Lost Creek (35%).

2015 Performance on Objectives and Relationship to STIP Awards

We use corporate objectives to broadly measure our total corporate performance.  Our corporate objectives are grouped into Key Performance Areas, which in turn include a number of compensable Key Performance Indicators. For 2015, our corporate objectives are divided into four Key Performance Areas (“KPA”) that reflect our core reporting segments.  The following table shows the KPAs and their respective weights.

Weightings for each KPA are set based on the reporting segment’s objectives in relation to the overall corporate strategy of the Company. Health, safety and environmental performance objectives are embedded within each KPA. Each KPA includes a number of compensable targets called Key Performance Indicators (“KPI”). KPIs are a combination of financial and non-financial measures that are directly aligned with the reporting segment’s strategy. Each KPI is aimed at driving annual performance within the KPA.

KPIs are the result of a cooperative effort among the reporting segments, executives and Board of Directors to establish objectives that align with our corporate strategy as charted by the Board of Directors. Reporting segment objectives that are considered to be most critical to corporate performance are selected to be KPIs. Selected KPIs, weightings and performance levels are presented to the Compensation Committee, and subsequently to the Board of Directors, for approval.

Each KPI has three performance levels (Threshold, Target and Maximum) that are used to measure results. Threshold, Target and Maximum performance-level values are based on quantifiable measures when possible, where typically the Threshold value is 80% of Target and the Maximum value is 120% of Target. When quantifiable measures are not possible, or more than one measure is used, we use a seven point scale to measure results as follows:

1 - Unsatisfactory

2 - Below Expectations

3 - Met Expectations Low

4 - Met Expectations

5 - Met Expectations High

6 - Exceeded Expectations

7 - Outstanding

The Target level of performance for each KPI is set at an aggressive level that represents a 'reasonable stretch'. For example, when using our seven-point scale to measure results, a score of 5 (Met Expectations High) is used as the Target. Achieving the Target would result in a 100% payout of the Weighted KPI.

The Threshold level of performance is the minimum level of performance that must be met before being eligible for any payout on that KPI. The Threshold performance level is typically set at 80% of Target, or a score of 3 (Met Expectations Low) when using our seven-point scale. There is no payout if the Threshold is not met. Achieving the Threshold would result in a 50% payout of the

Weighted KPI. The Maximum level of performance for each KPI is typically set at 120% of Target, or a score of 7 (Outstanding) when using our seven-point scale. Achieving or exceeding the Maximum would result in a 150% payout of the Weighted KPI.

A straight-line interpolation is used to calculate payouts when the result is between the Threshold (50%) and Maximum (150%) targets.  The Weighted Payout is the result of multiplying (a) the Weighted KPI times (b) the Result Payout.

Together with the Compensation Committee, management regularly monitors the corporate results as they relate to the KPIs to determine if the Company is on-track to meet its objectives. After year end, a final review of the corporate results is overseen by the Compensation Committee and reported to the Board of Directors. In February 2016, the Board of Directors reviewed corporate performance based upon the selected KPI objectives established for 2015. Our corporate performance was evaluated as having generally met the performance objective targets, and exceeded the targets in several categories and specific objectives.

Results of performance based upon these 2015 corporate objectives, as approved by the Compensation Committee and Board of Directors, are as set forth in the tables below and explained in the text which follows each key performance area of the corporate objectives.

KPI AND MEASURE	RESULTS	THRES-HOLD	TARGET	MAXIMUM	KPI WEIGHT	KPI PAYOUT	WEIGHTED KPI PAYOUT
Total Company
HSE Reduce incidents (LTIR, TRIR, dosage levels) and violations	Score of 4 (Compares to 2014) TRIR (8.8 v 11.2) LTIR (0.0 v 6.4) Actionable bioassays (0 v 8) Violations (4; which includes 1 each from 2013 and 2014)	3 Unchanged	5 – 25% Reduction	7 – 50% Reduction	3%	75%	2.3%
Free Cash Flow Achieve budget (operating cash flow minus capital expenditures)	$5,293,000	$6,000,000	$7,500,000	$9,000,000	12%	0%	0.0%
TSR Achieve median one- and three-year return compared with peers percent rank	Score of 88% 1 year – 87.6% 3 year – 88.7%	25th Percentile	50th Percentile	75th Percentile	9%	150%	13.5%
Average Realized Price Exceed the one-year average published spot price	Score of 123% Average realized price - $45.20 Average spot price - $36.83	80% of Spot Price	100% of Spot Price	120% of Spot Price	3%	150%	4.5%
Uranium Resources NI 43-101 resources compared to previous year	Score of 116% 44.8m (net 1.4m produced). 2014 - 38.5m	80% of previous year	100% of previous year	120% of previous year	3%	141%	4.2%
					30%		24.5%

Total Company: Our 2015 corporate “Total Company” objectives focused on growing our organization in a safe and measured manner. Namely, with an emphasis on safety in all that we do, reaching our objectives within budget and attaining free cash flow, returning value to our shareholders and continuing with our mid- and long-term contracting became our overarching plan. Additionally, with our first full year of uranium production complete, we focused on the organic growth of our mineral resources to replace what we are producing, through limited exploration program and development of Mine Unit 2.

While we improved our overall safety record at all sites, we continued to experience a higher reportable incidence (TRIR in table, above) than we have targeted (namely, zero). There were no significant lost-time injuries at any site (LTIR in table, above), and our physical safety record improved significantly second half of the year over first half of the year, in addition to being substantially better than 2014.  Following two NRC inspections and two Wyoming Department of Environmental Quality inspections, we received four violations from the NRC and none from the WDEQ. Again, this result was not in line with our overall target to operate with no violations, but two of the cited violations date back to operating conditions in the earliest days of our operations at Lost Creek (both, in the first eight months of operations 2013-2014), and all four at the lowest level of seriousness. All have been remediated or otherwise resolved, though the records are unlikely to be closed until the next inspections.

Our free cash flow was on-target when we reviewed mid-year and third-quarter results of our corporate objectives. Fourth quarter sales resulted in lesser revenues, as we had a lower priced contract sale and lower priced spot sales for the period. As a result, our free cash flow in the fourth quarter was neutral and we fell just short of the threshold target. Our results on Total Shareholder Return (“TSR”), however, continue to be strong and above median among our peer group percent rank (1-year 87.6%; 3-year 88.7%), as targeted by our objectives. See also discussion under heading “Total Shareholder Return,” below.

Mineral resource growth stood out among our accomplishments in 2015. Seeking to establish a replacement rate for production achieved, our geology staff undertook, first, to examine the perceived over-production at Lost Creek, based upon our earlier stated mineral resources. Utilizing information and data acquired through two years of operations, the analyses resulted in a lowering of our grade-thickness cut-off to reconcile the estimates with our production figures. This lowered GT cut-off was then applied to all identified mineral resources on the greater Lost Creek Property. Additionally, we conducted a limited (150-hole) exploration program during the year, which yielded identification of 139,000 pounds eU3O8 Measured and Indicated resources and 498,000 pounds eU3O8 Inferred resources. The analyses have been revised to evaluate the impact of additional identified resources. Total future life of mine production is modeled to be 13.8 million pounds and with production operations ending in 2031. This represents a nine year life of mine extension from the forecast contained in the previous preliminary economic assessment (December 2013).

KPI AND MEASURE	RESULTS	THRES-HOLD	TARGET	MAXIMUM	KPI WEIGHT	KPI PAYOUT	WEIGHTED KPI PAYOUT
Lost Creek
HSE Reduce incidents (LTIR, TRIR, dosage levels) and violations	Score of 4 2015 H2 much better than H1 • 4 violations (as above, 1 each from 2013 and 2014) • OSHA incident/violations	3 Unchanged	5-25% Reduction	7 – 50% Reduction	9%	75%	6.8%
Production Achieve budget (pounds drummed)	2015 – 727,245 2014 – 547,992	672,000	840,000	1,008,000	9%	66%	5.9%
Production Costs Achieve budget (cash cost per pound sold)	2015 - $16.27 2014 - $19.73	$20.08	$16.73	$13.38	7%	107%	7.5%
Technical Report & PEA Complete high-quality reports on time	Score of 6 Two completed: June 2015 and January 2016	3 Complete	5 Complete and on time	7 Complete and early	7%	125%	8.8%
Employee & Community Relations Improve relations (lower turnover rates, relationship efforts, etc.)	Score of 4 Turnover better (27%) but still high, morale improved; external relations good	3 Unchanged	5 Improved	7 Significantly Improved	3%	75%	2.3%
					35%		31.3%

Lost Creek: Our 2015 corporate objectives continued to focus on Lost Creek, with a weighting of 35% associated with the objectives directly related to Lost Creek including achieving steady state operations, while improving safety standards.  In 2015, we strove to establish trends in production rates, costs and sales pricing, as well as the further growth in our mineral resource, as discussed above in Total Company Objectives. In nearly all categories, we were able to achieve and maintain such trends: After nearly two and a half years of production, we have been able to maintain our production goals while operating only the first 12 header houses in Mine Unit 1. We have achieved a routine and measurable increase, year-over-year, of pounds captured, drummed and shipped, with figures which have climbed from the original 190,000 pounds captured for four months in 2013, to 596,000 in 2014, to 784,000 pounds U3O8 captured in 2015. Meanwhile, our production cash costs per pound sold continue to trend lower, having initially been $21.98/lb. at the close of 2013, to $19.73/lb. for 2014 production and $16.27/lb. for 2015 production. These costs do not include severance taxes or ad valorem taxes. All-in total costs continue to decline quarter-over-quarter as at year end 2015. Additionally, the headgrade from our first mine unit remained at more than twice the originally projected rates at the end of 2015.

As discussed above, we completed two updates to our mineral resource estimates at Lost Creek, and related Technical Reports, with a net increase to the Measured and Indicated categories of resource of 4.6 million pounds of eU3O8 and 1.7 million pounds eU3O8 in the Inferred category of resources. Construction and development of Mine Unit 1 wellfield is complete, with all originally-planned wells completed by mid-year 2015, and header house 1-13 scheduled to be brought online in Q2 2016. Development drilling in Mine Unit 2 is ongoing, with drilling progressing to casing, completion, and mechanical testing.  As we did in 2014, we met our production objectives in 2015, although we did not quite meet our targeted production objective of 840,000 pounds drummed. That objective was established in 2014 in anticipation of improving uranium spot prices. In 2015, the Company intentionally reduced production output levels to meet contractual commitments only. The reduction was in response to the continued depressed spot price market.

Finally, our community relations based from Lost Creek, as well as our relationships with our vendors and service providers, remain strong. Our turnover rates of site staff remain higher than targeted, but were reduced from 2014 as our “steady state” status was true of more than our production rates.

KPI AND MEASURE	RESULTS	THRES-HOLD	TARGET	MAXIMUM	KPI WEIGHT	KPI PAYOUT	WEIGHTED KPI PAYOUT
Pathfinder
HSE Reduce incidents (LTIR, TRIR, dosage levels) and violations	Score of 6 No Incidents	3 Unchanged	5 – 25% Reduction	7 – 50% Reduction	4%	125%	5.0%
Shirley Basin Permitting Submit high-quality applications on time	Score of 4 Filed with State – Q4 2015 Preparation of NRC well advanced	3 Complete	5 Complete and on time	7 Complete and early	10%	75%	7.5%
Development Costs Achieve budget (development and holding costs)	($786,000) Low actuals due to in-house assistance on baseline studies and, in part, due to no regulatory review costs	($1,442,000) 120% of budget	(1,202,000) 100% of budget	($962,000) 80% of budget	2%	150%	3.0%
Preliminary Economic Assessment Complete high-quality report on time	Score of 6 Completed in January 2015	3 Complete	5 Complete and on time	7 Complete and early	2%	125%	2.5%
Government & Community Relations Improve government and community relations	Score of 6 Land owner relations established. Community relations good.	3 Unchanged	5 Improved	7 Significantly Improved	2%	125%	2.5%
					20%		20.5%

Pathfinder:  Our 2015 performance in respect of our Pathfinder Mines assets was again strong. Our safety record for Pathfinder, including Shirley Basin Project, was perfect: no incidents. This included activities with staff on site conducting baseline environmental studies, assisting with fencing of lands, and working with contractors. We issued the Shirley Basin Preliminary Economic Assessment on time in January 2015, accomplishing our stated objectives of establishing an NI 43-101 compliant resource for the Shirley Basin Project (June 2014),  and initiating mine planning activities through the development of the PEA. During 2015, we completed all baseline environmental studies, including some of which were conducted by Company staff to conserve on budgeted cash funds, and completed our first application in December, submitting our application for permit to mine to the WDEQ.  Preparation of the application for a  source material license is well underway. Also during 2015, we made diligent efforts to engage with our landowning neighbors in Shirley Basin, establishing good working relationships, and conducting an instructive tour of Lost Creek. We also created working agreements for the fencing of a variety of neighboring lands – efforts which had been on hold for years prior to our acquisition of Pathfinder in 2013. Our Pathfinder advances were made largely under budget. We operated the byproduct disposal facility with existing contracted parties making deliveries and adding one contracting/disposal party to our business.

KPI AND MEASURE	RESULTS	THRES-HOLD	TARGET	MAXIMUM	KPI WEIGHT	KPI PAYOUT	WEIGHTED KPI PAYOUT
Corporate Services
HSE Reduce incidents (LTIR, TRIR, dosage levels) and violations	Score of 5 1 Incident in Casper	3 Unchanged	5 – 25% Reduction	7 – 50% Reduction	3%	100%	3.0%
Risk Management Minimize risk and maintain compliance	Score of 6 No significant legal or compliance issue; timely reports; SEC comment letter resolved	3 Unchanged	5 Improved	7 Significantly Improved	3%	125%	3.8%
Financial Position Achieve budget while meeting all operating requirements	$2,791,000 Average monthly cash position at target	$2,240,000 80% of budget	$2,800,000 100% of budget	$3,360,000 120% of budget	3%	99%	3.0%
Meaningful Reports Prepare timely, accurate and meaningful reports	Score of 5 External reports very good; internal reports good, with plans for continued evolution 2016	3 Unchanged	5 Improved	7 Significantly Improved	3%	100%	3.0%
Strategic Plans Develop strategy to positively position the company	Score of 4 Presented budget & plan in Dec. Long-term plans continue to be developed	3 Unchanged	5 Improved	7 Significantly Improved	3%	75%	2.3%
					15%		15.1

Corporate Services:  Again, with a focus on safety at all of our sites, our support services groups performed well during 2015, although there was one reportable incident in our Casper office. Risk management remained a priority with our finance, compliance and legal groups, with reporting and other obligations completed in a timely and professional manner. We experienced no significant legal or compliance issue during the year. Our internal and external reporting remains of high quality, and finance continues to examine new priorities for the evolution of our internal reporting. The finance department was successful in forecasting and managing our cash resources, through contracted and spot product sales, and with additional use of the RMB debt facility. The latter included an amendment in Q3 2015, to permit for the repayment of the revolver in equal installments to year-end 2016, with no associated fees or costs. As well, regulatory staff continues to assist in this endeavor through ongoing reviews of bonds identifying possible reductions and obtaining decreases in certain bonded amounts. These efforts will undoubtedly tie to our ongoing efforts to strategically and successfully position the Company in these challenging market times. Finally, our Chief Financial Officer assisted with the review of our compensation and benefit programs, including working with the Compensation Committee throughout the compensation review and implementation of the new executive STIP program. See discussion, below, under the heading “2015 Review of Compensation Program and Compensation of Named Executive Officers.”

Overall, our performance-to-objectives in 2015 result was 91.4% of the targeted 100%. All areas showed positive or acceptable results with the exception of the free cash flow and production objectives discussed above. We are particularly pleased to report overall improvements in health and safety for the year.

Total Shareholder Return

The total shareholder return (“TSR”) of the Company compared with the returns of our peer comparator group is shown on a one-year through five-year basis in the table below. The long-term TSR of Ur-Energy has been well above the top quartile, with a ranking in the top five of the comparator companies. Notwithstanding this favorable comparison, the Compensation Committee and Board have chosen to continue the focus on achieving sustained, even positive cash flow before providing substantially higher cash bonus awards (STIPs).

Total Shareholder Returns as at December 31, 2015
Ur-Energy Inc. Comparator Companies
Small Cap Mining Companies - emphasis on uranium, coal & US based companies
YTD TSRs
Company Name	1 Year	2 Years	3 Years	4 Years	5 Years
Ur-Energy Inc.	-24.97%	-31.21%	-8.33%	-6.95%	-26.52%
Americas Silver Corporation	-64.48%	-41.66%	-58.84%	-55.95%	-40.83%
Azarga Uranium Corp.	-34.45%	N/A	N/A	N/A	N/A
Comstock Mining, Inc.	-47.38%	-52.20%	-44.02%	-31.70%	-35.04%
Corsa Coal Corp.	-88.72%	-66.44%	N/A	N/A	N/A
Denison Mines Corp.	-48.30%	-35.54%	-25.78%	-17.12%	-29.68%
Energy Fuels Inc.	-52.07%	-28.20%	-30.44%	-31.92%	-41.91%
FX Energy Inc.	-25.81%	-43.95%	-34.59%	-30.02%	-28.48%
Hallador Energy Company	-57.80%	-23.46%	-16.56%	-14.51%	-12.54%
Mega Uranium Ltd.	-53.26%	-22.83%	-25.17%	-28.82%	-45.95%
Peninsula Energy Limited	137.50%	130.95%	70.51%	76.39%	36.67%
Polaris Minerals Corp.	-43.38%	-19.06%	3.43%	43.61%	-5.82%
Toro Energy Limited	10.00%	-19.56%	-20.63%	-8.94%	-18.17%
U3O8 Corp.	-37.40%	-52.07%	-54.25%	-49.92%	-53.85%
UEX Corp.	-56.07%	-46.08%	-43.26%	-36.10%	-45.55%
Uranium Energy Corp.	-39.43%	-27.20%	-25.47%	-23.27%	-29.38%
Uranium Resources, Inc.	-72.04%	-58.57%	-45.43%	-48.24%	-56.64%
US Energy Corp.	-89.02%	-79.21%	-52.33%	-51.36%	-51.52%
75th Percentile	-37.40%	-23.30%	-22.90%	-15.82%	-23.32%
Median	-48.30%	-38.60%	-30.44%	-30.02%	-35.04%
25th Percentile	-57.80%	-52.10%	-44.73%	-42.17%	-45.75%
Average	-38.95%	-30.32%	-26.86%	-20.52%	-30.58%
Maximum	137.50%	130.95%	70.51%	76.39%	36.67%
Minimum	-89.02%	-79.21%	-58.84%	-55.95%	-56.64%

Source: S&P Capital IQ
Ur-Energy Inc.'s Rank	3	2	3	1	5
	> P75	> P75	> P75	> P75	> P75
For Information
S&P/TSX Composite Index	15.40%	26.80%	5.80%	24.20%	40.80%
S&P/TSX Venture Composite Index	2.20%	-23.70%	-53.00%	-35.00%	-12.50%
S&P/TSX Global Mining Index	-0.70%	-12.70%	-44.50%	-24.00%	-8.60%

Executive Compensation – Related Fees

The Compensation Committee did not utilize any direct third-party consulting services during 2015. Management and the Compensation Committee continue to utilize the Company’s subscription to Equilar Services.

2016 Compensation Program and Outlook

While the compensation program will remain largely the same in 2016 for all employees and executive officers, recommendations from the compensation studies of the last two years, supported by the Compensation Committee and the Board of Directors, will continue to be reviewed and implemented by the Company to adjust the pay mix for executive management and to refine the executive STIP plan to include an even more robust performance-based compensation plan and evaluation process.

The average spot price per pound of U3O8, as reported by Ux Consulting Company, LLC and TradeTech, LLC, for the week of March 28, 2016 was $[ • ]. As a result of the continuing low spot price environment, we will once again maintain production at levels that will be consistent with our contractual sales obligations, which are 662,000 pounds at an average price of $47.58 per pound in 2016. Our current production target for 2016 is to maintain an average production rate such that our annual production is between 650,000 and 750,000 pounds.  Excess production, beyond what is needed for our contractual commitments, will be used to build inventory, which may be utilized to complete discretionary spot sales transactions on an as-needed basis if market conditions justify it. In addition to our production plans for Lost Creek, and advancing the additional permitting applications and amendments to provide for future production of identified resources in the KM horizon and the LC East Project, we will continue to advance our efforts to obtain all required operational licenses and permits for Shirley Basin project.

Our “total company” objectives for 2016 concentrate on operating safely in an environmentally-sound fashion, focusing on the health and well-being of our employees, while returning value to our shareholders through the development of additional and stronger relationships with utility customers through additional long-term supply contracts. Additionally, all executive officers have a separate subset of objectives and key performance indicators related to their respective departments and to Lost Creek, its operational success and expansion potential.

Additional Compensation Practices

As discussed above, we maintain a compensation program in which both performance and compensation are routinely evaluated.  Further, we maintain a program in which (a) pay for performance is supported by a significant percentage of executive pay being at risk (50% of executive directors; 45% of other executive officers); (b) motivating executive officers to create shareholder value by using total shareholder return a part of the Total Company objectives; (c)  performance by each and every employee on personal objectives and corporate objectives is evaluated, with executive officers’ STIP bonus awards being more closely aligned to performance on corporate objectives based upon the greater opportunity, and responsibility, to shape corporate performance (hourly and non-managerial staff bonuses are more heavily weighted to their personal objectives); (d)  certain defined thresholds must be reached as a minimum level of performance before eligibility for payout on any Key Performance Indicator or objective and, by contrast, STIP bonuses are effectively capped, as the maximum level of performance for each Key Performance Indicator is typically set at 120% (or, a score of 7 on our 1-7 scale); (e) reasonable salaries and overall compensation packages are based upon routinely updated compensation surveys – including on a time-to-time basis by a third-party independent consultant – and, ongoing review of peer comparators’ practices; (f) compliance with executive stock ownership guidelines is routinely monitored; (g) we have no multi-year contracts with executive employees, and our employment agreements with executive officers protect specialized and proprietary information, contacts and personnel obtained while employed with the Company; (h) we do not permit repricing of stock options; and (i) executives are not permitted to hedge their beneficially-held Company’s shares.

Share Ownership Guidelines

All of our executive officers and directors are encouraged to have a significant long-term financial interest in our Company. To encourage alignment of the interests of the executive officers and directors with those of our shareholders, in 2009, the Board of Directors mandated that each executive officer of Ur-Energy, whether currently appointed or appointed in the future, is required to invest an amount equal to one times the executive officer’s annual base salary in shares or securities exercisable into shares on or before the later of (i) December 31, 2013, or (ii) the fifth anniversary of the executive officer’s appointment. The investment amount is calculated using the amount of the base salary of the executive officer at the later of (i) January 1, 2009, or (ii) the date of executive officer’s appointment. The share ownership requirements are also applicable to the non-executive directors who are required to invest an amount equal to three times their annual retainer.  See further discussion under the heading “Share Ownership Guidelines for Directors” below. Reviewed most recently in December 2015, all executive officers meet the Share Ownership Guidelines or are on-track to meet the Share Ownership Guidelines within the prescribed timeframes.

Anti-Hedging Policy; Pledging

We have a formal anti-hedging policy which prohibits our executive officers and directors from engaging in any hedging or similar monetization transactions with respect to the Company’s securities, including, but not limited to, through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments, or through the establishment of a short position in the Company’s securities.

The Board has not formally adopted a policy restricting the pledging of its Common Shares held by executive officers or directors as, historically, there has been little or no pledging of the Company’s shares by our executive officers or directors. Currently, only one insider has pledged Common Shares; those pledged Common Shares represent approximately one percent of our issued and outstanding shares.  See Notes to Security Ownership Table, above.

Clawback

The Company does not have a formal clawback policy pursuant to which it is entitled to claw back amounts paid to executive officers in the event of a future restatement, but it has informed its executive officers that the Company reserves the right to claw back awards to the extent required to comply with future rules implemented under Section 954 of the Dodd-Frank Act.

Tax and Accounting Considerations

The Compensation Committee considers tax and accounting rules and regulations when structuring our executive compensation program. Our plans and programs are designed to comply with or be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), which regulates deferred compensation and provides for potentially early taxation and a 20% additional tax on non-compliant arrangements. The Compensation Committee also monitors whether our executive compensation may be subject to the $1,000,000 per year deduction limitation set forth under Section 162(m) of the Code, although to date the compensation of our Named Executive Officers has been well under the $1,000,000 per year limit. Equity awards are accounted for under FASB ASC Topic 718, which requires the recognition of expense for the fair value of such awards, and the Compensation Committee considers the accounting expense of such awards when authorizing stock option and RSU grants.

EXECUTIVE COMPENSATION

Say on Pay Advisory Vote in 2015

In 2015, our shareholders approved our compensation plan for our Named Executive Officers by a vote in favor or 69%. Our initial shareholder say on pay advisory vote in 2014 was 92% in favor, based upon substantively the same compensation program and compensation of our Named Executive Officers. It is noteworthy that amendments to our RSU Plan were approved by our shareholders last year with a vote of 93% in favor. See discussion “Stock Options and RSUs.” Based on our discussions with certain shareholders, we believe that the decreased approval rate for our say on pay vote was due, at least in part, to a concern that our overall employee composition and related compensation was unnecessarily high.  Prior to those discussions, we had already begun a review of our human resources in light of current operations and needs and had instituted a more streamlined process than previously in place. We successfully reduced our overall employee count from a combined Ur-Energy USA (Casper/Littleton) and Lost Creek total of 90 employees at year-end 2013 to 84 employees year-end 2014, to 79 at year-end 2015.

The Compensation Committee continues to believe the first two years’ results are an indication that a significant number of our shareholders are satisfied with our executive compensation policies and decisions, and that our executive compensation program effectively aligns the interests of our Named Executive Officers with the interests of our shareholders. As a part of the continuing refinement of our objectives setting, compensation program and, specifically, compensation of our Named Executive Officers,  we did not make significant changes to the compensation of our executives, instead undertaking to make certain refinements to the executive “pay mix,” STIP program, and as discussed above.

Based upon the first advisory vote by our shareholders, in 2014, concerning “say when on pay,” our Board adopted an annual advisory vote for “say on pay,” until our next say when on pay vote in 2020. As a result, our next say on pay vote will be in 2017.

Summary Compensation Table

The following table sets forth the summary information concerning compensation earned during the financial years ended December 31, 2015, 2014 and 2013 by our Chief Executive Officer, Chief Financial Officer and the three highest paid executive officers, who were serving as executive officers at December 31, 2015 (collectively, the “Named Executive Officers”).

Name and principal position(2)	Year	Salary ($)	Bonus(3) ($)	Stock awards (4)(5)(6) ($)	Option awards (4)(6) ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation ($)	All other compensation (8) ($)	Total ($)

Jeffrey T. Klenda	2015	265,039	Nil	66,651	70,640	Nil	Nil	Nil	402,330
Chair, Acting CEO and	2014	258,284	52,690	18,560	33,050	Nil	Nil	Nil	362,584
Executive Director	2013	258,284	50,000	25,727	67,890	Nil	Nil	Nil	401,901

Roger L. Smith	2015	257,235	Nil	60,434	39,685	Nil	Nil	10,289	367,643
Chief Financial Officer and	2014	252,668	46,807	16,341	29,098	Nil	Nil	10,400	355,314
Chief Administrative Officer	2013	252,668	40,000	22,650	59,772	Nil	Nil	10,170	385,260

Penne A. Goplerud	2015	231,268	Nil	54,333	35,678	Nil	Nil	9,251	330,530
General Counsel and	2014	227,162	42,082	14,692	26,161	Nil	Nil	10,400	320,497
Corporate Secretary	2013	227,162	40,000	20,364	53,739	Nil	Nil	10,200	351,465

Steven M. Hatten	2015	197,150	Nil	43,781	31,270	Nil	Nil	7,886	280,087
Vice President, Operations	2014	181,090	31,781	11,712	20,855	Nil	Nil	6,386	251,824
	2013	181,090	35,000	16,234	42,840	Nil	Nil	6,483	281,647

John W. Cash	2015	187,621	Nil	42,223	29,799	Nil	Nil	7,386	267,030
Vice President, Operations	2014	171,730	31,813	11,107	19,776	Nil	Nil	8,142	242,568
	2013	171,730	35,000	15,395	40,625	Nil	Nil	8,269	271,019

Wayne W. Heili (7)	2015	138,541	Nil	Nil	39,162	Nil	Nil	5,542	183,245
Former President, and	2014	258,284	51,279	18,560	33,050	Nil	Nil	10,400	371,573
Chief Executive Officer	2013	258,284	50,000	25,727	67,890	Nil	Nil	10,200	412,101

(1)  Canadian dollar figures have been converted to U.S. dollar figures at the average exchange rate for 2015 of C$1.00 = US$0.7835725 as quoted by Bank of Canada on its website www.bankofcanada.com and for 2014 of C$1.00 = US$0.90581, and for 2013 of C$1.00 = US$0.97104 as quoted by OANDA Corporation on its website www.oanda.com.

(2) Each of the executive officers (Messrs. Klenda, Smith, Hatten, Cash and Bonner and Ms. Goplerud) has an employment agreement with the Company, as has been amended from time to time.  See discussion under heading “Employment Agreements with Executive Officers” above and “Potential Payments Upon Termination or Change of Control – Employment Agreements with our Named Executive Officers” below.

(3) Annual incentive plan awards were earned in the years shown and are typically paid in the first half of the following year.

(4) The issuance of share-based and option-based awards in conjunction with the LTIP are shown in the year they were issued.

(5)  On March 11, 2015, each of the executive officers received a grant of RSUs in lieu of a cash STIP award for performance during 2014:  Mr. Klenda received 40,966 RSUs Mr. Smith received 37,900 RSUs, Ms. Goplerud received 34,074 RSUs, Mr. Hatten received 25,850 RSUs, and Mr. Cash received 25,158 RSUs.

(6)  For additional information regarding the fair value of stock options and RSUs, as at December 31, 2015 (using the Company’s TSX closing stock price of C$0.89 on the last trading day of 2015), see Annual Report on Form 10-K, Note 15 to Financial Statements, which has been filed with the U.S. Securities and Exchange Commission at http://www.sec.gov/edgar.shtml and with Canadian securities regulators, and is available at www.sedar.com.

(7)  Mr. Heili served as our President and Chief Executive Officer until May 1, 2015, when his employment agreement expired and employment terminated concurrent with the completion of the term. Mr. Heili was paid $275,000 in severance. In lieu of a cash STIP award, Mr. Heili received a grant of 40,966 RSUs on March 11, 2015.

(8) Reflects the Company’s matching contribution toward the executive’s 401(k) retirement account.

EQUITY INCENTIVE PLANS

The following table sets forth certain summary information concerning our equity compensation plans as at December 31, 2015. Directors, officers, employees, and consultants are eligible to participate in the Stock Option Plan. Directors and employees, including executive officers, are eligible to participate in the RSU Plan.

	Number of Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (C$)	Number of Common Shares Remaining for Future Issuance (Excluding Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights)
Equity compensation plans approved by securityholders (1)	16,916,872	$0.93	1,948,483
Equity compensation plans not approved by security-holders	-	-	-

(1)Our shareholders have approved both the Ur-Energy Inc. Amended and Restated Stock Option Plan 2005, as amended, and the Ur-Energy Inc. Amended Restricted Share Unit Plan, as amended.

(2)The exercise price represents the weighted exercise price of the 9,974,407 outstanding stock options.

(3)The figure represents 421,381 Common Shares remaining available for issuance under the Ur-Energy Inc. Amended and Restated Stock Option Plan and 1,527,102 Common Shares available under the Ur-Energy Amended Restricted Share Unit Plan.

(4)  The warrants included represent only those which form a portion of compensation for certain consultants and our lender.

Stock Options and RSUs

We adopted the Ur-Energy Inc. Amended and Restated Stock Option Plan in order to advance our interests by providing directors, officers, employees and consultants with a financial incentive tied to Ur-Energy’s long-term financial performance and continued service to or employment with us. Subsequently, we adopted the Ur-Energy Inc. Amended Restricted Share Unit Plan (the “RSU Plan”) as part of our overall stock-based compensation plan. The RSU Plan allows participants to earn Common Shares over time, rather than options that give participants the right to purchase shares at a set price.

A total of up to 10% of Ur-Energy’s issued and outstanding Common Shares may be reserved for issuance pursuant to the Option Plan and the RSU Plan, in the aggregate. As of March 31, 2016, we have listed and reserved 12,671,055 Common Shares in the aggregate of which 10,379,168 Common Shares were notionally reserved under the Option Plan, and 2,291,887 Common Shares were notionally reserved under the RSU Plan. We have historically allocated, and expect going forward will allocate, approximately 80% of those reserved shares to the Option Plan and 20% to the RSU Plan. Of those currently reserved, 8,760,439 options for Common Shares have been granted and are outstanding, as at March 31, 2016, or approximately 6.1% of our issued and outstanding Common Shares. There are 738,817 RSUs that have been granted and are outstanding as of March 31, 2016, or approximately 0.5% of our issued and outstanding Common Shares. The number of shares reserved is subject to adjustment if the Common Shares are subdivided, consolidated, converted or reclassified or the number of Common Shares varies as a result of a stock dividend or an increase or a reduction in our share capital.

Option Plan

Under the Option Plan, options may be granted to all of our directors, executive officers, eligible employees and consultants. The maximum number of Common Shares that may be reserved for issuance to any one person under the Option Plan is five percent of the number of Common Shares outstanding at the time of reservation.  The options are personal and non-assignable.  The exercise price for Common Shares subject to an option is determined by the Board of Directors at the time of grant and may not be less than the market price of the Common Shares at the time the option is granted. Market price at any date in respect of the Common Shares means the closing price of the Common Shares on the TSX (or, if the Common Shares are not then listed and posted for trading on the TSX, then on the recognized stock exchange on which such Common Shares are listed or posted or, if such Common Shares are not so listed on any recognized stock exchange, then on the over-the-counter market on which they are traded or posted as selected for such purpose by the Compensation Committee or, in accordance with Section 5.5 of the Option Plan) on the immediately preceding trading day. Options are generally exercisable as to 10% immediately on the date of grant; with an additional 22% becoming exercisable four and one-half months after the date of grant; 22% becoming exercisable nine months after the date of grant; 22% thirteen and one-half months after the date of grant; and, the balance of 24% exercisable eighteen months after the date of grant, subject to the right of the Board of Directors to determine at the time of a particular grant that such options will become exercisable on different dates. An option may be for a term of up to five years.

Options granted under the Option Plan are subject to early termination under certain circumstances, including (i) one year after the death of the option holder, (ii) three months after the option holder’s resignation or dismissal without cause as an employee or consultant, or (iii) immediately upon the option holder’s dismissal for cause as an employee. In each case, only options vested at the time of the event which gave rise to such early termination may be exercised by the option holder during such period. The Option Plan also provides that upon a change of control all options under the Option Plan vest immediately and are immediately exercisable.

The Option Plan and the terms of any outstanding option may be amended at any time by the Board of Directors subject to any required regulatory or shareholder approvals, provided that where such an amendment would prejudice the rights of an option holder under any outstanding option, the consent of the option holder is required to be obtained. Amendments requiring shareholder approval are those amendments set forth in the TSX Company Manual.  Amendments that do not require shareholder approval are ‘housekeeping” amendments such as amendments to the Option Plan to comply with regulatory requirements, amendments related to the administration of the Option Plan and to change the eligibility requirements under the Option Plan and terms and conditions on which the options may be granted. The Option Plan may be suspended, terminated or discontinued in the sole discretion of the Board of Directors.

The Option Plan was most recently approved by shareholders, with an approval of 92%, on April 29, 2014.

RSU Plan

The RSU Plan was adopted by the Board of Directors on May 7, 2010 and was approved in its entirety most recently by our shareholders on April 25, 2013 with an approval of 93%.  Certain amendments to the RSU Plan were approved and ratified by our shareholders May 28, 2015, with an approval of 94%. The amendments did not include any increase in the percentage number of shares available for issuance under the RSU Plan. The full text of the RSU Plan is attached as Schedule A to this Circular. As discussed further below, the TSX rules provide that all eligible insiders in order to participate in the RSU Plan may not vote on the approval of the renewal of the RSU Plan. Accordingly, the resolution must be passed by a majority of votes, excluding [4,770,587] Common Shares held by certain insiders of the Company and their affiliates.

The RSU Plan is a plan which includes directors and employees, including executive officers, of Ur-Energy as possible eligible participants. As of March 31, 2016, there are approximately [35] employees and five non-executive directors who would be eligible to participate in the RSU Plan. The Board of Directors has appointed the Compensation Committee to determine which persons are entitled to participate in the RSU Plan and the number of RSUs to be awarded to each participant. The RSU Plan does not limit the participation of any specific eligible participant including insiders. RSUs awarded to participants are credited to a notional account that is established on their behalf and maintained in accordance with the RSU Plan. Each RSU awarded conditionally entitles the participant to the delivery of one Common Share (or cash in lieu of such share at the Compensation Committee’s discretion) upon attainment of the RSU vesting period. Prior to the amendments, RSUs awarded to participants vest in accordance with the terms of the RSU Plan over a two year period: 50% vest on the first anniversary and 50% vest on the second anniversary of the date of grant. Subsequent to the 2015 amendments, grants of RSUs vest 100% on the two-year anniversary of the date of the grant. As at March 31, 2016, the closing price of our Common Shares on the NYSE MKT was $[ • ] and on the TSX was C$[ • ].

The RSU Plan permits us to either redeem RSUs for cash or issue Common Shares from treasury in order to satisfy all or any portion of a vested RSU award. The RSUs will be redeemed for an amount equal to fair market value which means the closing price of the Common Shares on the TSX on the business day immediately prior to the redemption date, or if the shares are not listed on the TSX, then on such other stock exchange or quotation system as may be selected by the Compensation Committee, provided that, if the Common Shares are not listed or quoted on any other stock exchange or quotation system, then the fair market value will be the value determined by the Compensation Committee in its sole discretion acting in good faith; in the event of a change of control, as defined in the RSU Plan, we are required to redeem 100% of the RSUs granted to participants; and in the event of an involuntary termination of an employee, other than for cause, or a director who is not re-elected we are required to redeem the RSUs for cash. Rights respecting RSU shall not be transferable or assignable other than by will.

The Board may from time to time amend or suspend this RSU Plan and may at any time terminate the RSU Plan. No such amendment, suspension or termination shall adversely affect the rights of any eligible person with respect to outstanding and unredeemed RSUs credited to that person without consent. Amendments requiring shareholder approval are those amendments set forth in the TSX Company Manual. Amendments that do not require shareholder approval are ‘housekeeping” amendments such as amendments to the RSU Plan to comply with regulatory requirements, amendments related to the administration of the RSU Plan and to change the eligibility requirements under the RSU Plan and terms and conditions on which the RSUs may be granted.

RSUs are generally treated as ordinary compensation income as and when Common Shares are issued to the participant upon vesting or settlement of the award. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount or ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m). Please note that the foregoing description is based upon U.S. federal income tax laws in effect on the date of this Circular and does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

GRANTS OF PLAN-BASED AWARDS TO NAMED EXECUTIVE OFFICERS

The following table sets forth information concerning option-based and share-based awards granted to each of the Named Executive Officers during the year ended December 31, 2015.

		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise of base price of option awards (Cnd$/Sh)	Grant date fair value of stock and option awards (US$)

Jeffrey T. Klenda	8/17/15	Nil	Nil	Nil	Nil	Nil	Nil	Nil	70,762	0.86	19,171
	12/11/15	Nil	Nil	Nil	Nil	Nil	Nil	Nil	199,340	0.80	47,486
	3/13/15	Nil	Nil	Nil	Nil	Nil	Nil	40,966	Nil	Nil	39,531
	8/17/15	Nil	Nil	Nil	Nil	Nil	Nil	17,690	Nil	Nil	11,614
	12/11/15	Nil	Nil	Nil	Nil	Nil	Nil	24,836	Nil	Nil	14,506
Roger L. Smith	8/17/15	Nil	Nil	Nil	Nil	Nil	Nil	Nil	62,302	0.86	16,879
	12/11/15	Nil	Nil	Nil	Nil	Nil	Nil	Nil	87,462	0.80	20,835
	3/13/15	Nil	Nil	Nil	Nil	Nil	Nil	40,966	Nil	Nil	39,531
	8/17/15	Nil	Nil	Nil	Nil	Nil	Nil	17,690	Nil	Nil	11,614
	12/11/15	Nil	Nil	Nil	Nil	Nil	Nil	24,836	Nil	Nil	14,506
Penne A. Goplerud	8/17/15	Nil	Nil	Nil	Nil	Nil	Nil	Nil	56,012	0.86	15,175
	12/11/15	Nil	Nil	Nil	Nil	Nil	Nil	Nil	78,632	0.80	18,731
	3/13/15	Nil	Nil	Nil	Nil	Nil	Nil	40,966	Nil	Nil	39,531
	8/17/15	Nil	Nil	Nil	Nil	Nil	Nil	17,690	Nil	Nil	11,614
	12/11/15	Nil	Nil	Nil	Nil	Nil	Nil	24,836	Nil	Nil	14,506
Steven M. Hatten	8/17/15	Nil	Nil	Nil	Nil	Nil	Nil	Nil	49,090	0.86	13,299
	12/11/15	Nil	Nil	Nil	Nil	Nil	Nil	Nil	68,916	0.80	16,417
	3/13/15	Nil	Nil	Nil	Nil	Nil	Nil	40,966	Nil	Nil	39,531
	8/17/15	Nil	Nil	Nil	Nil	Nil	Nil	17,690	Nil	Nil	11,614
	12/11/15	Nil	Nil	Nil	Nil	Nil	Nil	24,836	Nil	Nil	14,506
John W. Cash	8/17/15	Nil	Nil	Nil	Nil	Nil	Nil	Nil	46,782	0.86	12,674
	12/11/15	Nil	Nil	Nil	Nil	Nil	Nil	Nil	65,676	0.80	15,645
	3/13/15	Nil	Nil	Nil	Nil	Nil	Nil	25,158	Nil	Nil	39,531
	8/17/15	Nil	Nil	Nil	Nil	Nil	Nil	11,696	Nil	Nil	11,614
	12/11/15	Nil	Nil	Nil	Nil	Nil	Nil	16,418	Nil	Nil	14,506
Wayne W. Heili	3/13/15	Nil	Nil	Nil	Nil	Nil	Nil	40,966	Nil	Nil	39,531

(1) Grants made pursuant to the Ur-Energy Inc. Amended Restricted Share Unit Plan. RSUs awarded to participants prior to the 2015 amendments to the RSU Plan vest in accordance with the terms of the earlier form of RSU Plan over a two year period: 50%

vest on the first anniversary and 50% vest on the second anniversary of the date of grant. RSUs awarded to participants following the approval and ratification of the 2015  amendments to the RSU Plan,  will be redeemed 100% on the second anniversary of the date of grant.

(2) Grants made pursuant to the Ur-Energy Inc. Amended and Restated Stock Option Plan 2005, as amended. Options are exercisable as to 10% immediately on the date of grant; with an additional 22% becoming exercisable four and one-half months after the date of grant; 22% becoming exercisable nine months after the date of grant; 22% thirteen and one-half months after the date of grant; and, the balance of 24% exercisable eighteen months after the date of grant.

Outstanding Equity Awards at December 31, 2015

The following table sets forth information concerning the value vested or earned in respect of incentive plan awards during the year ended December 31, 2015 by each of the Named Executive Officers:

	Option-based Awards					Share-based Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised options (#)	Option exercise price (Cdn$)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Jeffrey T. Klenda	129,974	Nil	Nil	2.87	1/28/16	Nil	Nil	Nil	Nil
	81,847	Nil	Nil	1.17	9/9/16	Nil	Nil	Nil	Nil
	112,767	Nil	Nil	0.91	1/12/17	Nil	Nil	Nil	Nil
	130,777	Nil	Nil	0.76	12/7/17	Nil	Nil	Nil	Nil
	57,249	Nil	Nil	0.77	4/25/18	Nil	Nil	Nil	Nil
	88,302	Nil	Nil	1.20	12/27/18	Nil	Nil	Nil	Nil
	80,354	36,963	Nil	1.02	12/12/19	Nil	Nil	Nil	Nil
	70,762	63,686	Nil	0.86	8/17/20	Nil	Nil	Nil	Nil
	199,340	179,406	Nil	0.80	12/11/20	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	10,044	6,459	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	40,966	26,344	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	17,690	11,376	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	24,836	15,971	Nil	Nil
Roger L. Smith	109,666	Nil	Nil	2.87	1/28/16	Nil	Nil	Nil	Nil
	150,000	Nil	Nil	1.57	7/7/16	Nil	Nil	Nil	Nil
	72,061	Nil	Nil	1.17	9/9/16	Nil	Nil	Nil	Nil
	99,284	Nil	Nil	0.91	1/12/17	Nil	Nil	Nil	Nil
	115,139	Nil	Nil	0.76	12/7/17	Nil	Nil	Nil	Nil
	50,403	Nil	Nil	0.77	4/25/18	Nil	Nil	Nil	Nil
	77,744	Nil	Nil	1.20	12/27/18	Nil	Nil	Nil	Nil
	70,746	32,543	Nil	1.02	12/12/19	Nil	Nil	Nil	Nil
	62,302	56,072	Nil	0.86	8/17/20	Nil	Nil	Nil	Nil
	87,462	78,716	Nil	0.80	12/11/20	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	8,843	5,687	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	37,900	24,372	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	15,576	10,016	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	21,866	14,061	Nil	Nil
Penne A. Goplerud	36,934	Nil	Nil	2.87	1/28/16	Nil	Nil	Nil	Nil
	100,000	Nil	Nil	1.57	7/7/16	Nil	Nil	Nil	Nil
	49,838	Nil	Nil	1.17	9/9/16	Nil	Nil	Nil	Nil
	68,667	Nil	Nil	0.91	1/12/17	Nil	Nil	Nil	Nil
	103,516	Nil	Nil	0.76	12/7/17	Nil	Nil	Nil	Nil
	45,315	Nil	Nil	0.77	4/25/18	Nil	Nil	Nil	Nil
	69,896	Nil	Nil	1.20	12/27/18	Nil	Nil	Nil	Nil
	63,606	29,259	Nil	1.02	12/12/19	Nil	Nil	Nil	Nil
	56,012	50,111	Nil	0.86	8/17/20	Nil	Nil	Nil	Nil
	78,632	70,769	Nil	0.80	12/11/20	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	7,951	5,113	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	34,074	21,912	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	14,004	9,005	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	19,658	12,641	Nil	Nil
Steven M. Hatten	40,343	Nil	Nil	2.87	1/28/16	Nil	Nil	Nil	Nil
	100,000	Nil	Nil	1.57	7/7/16	Nil	Nil	Nil	Nil
	51,641	Nil	Nil	1.17	9/9/16	Nil	Nil	Nil	Nil
	71,150	Nil	Nil	0.91	1/12/17	Nil	Nil	Nil	Nil
	19,806	Nil	Nil	0.76	12/7/17	Nil	Nil	Nil	Nil
	36,125	Nil	Nil	0.77	4/25/18	Nil	Nil	Nil	Nil
	55,720	Nil	Nil	1.20	12/27/18	Nil	Nil	Nil	Nil
	50,704	23,324	Nil	1.02	12/12/19	Nil	Nil	Nil	Nil
	49,090	44,181	Nil	0.86	8/17/20	Nil	Nil	Nil	Nil
	68,916	62,024	Nil	0.80	12/11/20	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	6,338	4,076	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	25,850	16,623	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	12,272	7,892	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	17,228	11,079
John W. Cash	38,262	Nil	Nil	2.87	1/28/16	Nil	Nil	Nil	Nil
	78,257	Nil	Nil	0.76	12/7/17	Nil	Nil	Nil	Nil
	34,257	Nil	Nil	0.77	4/25/18	Nil	Nil	Nil	Nil
	52,840	Nil	Nil	1.20	12/27/18	Nil	Nil	Nil	Nil

	48,084	22,119	Nil	1.02	12/12/19	Nil	Nil	Nil	Nil
	46,782	42,104	Nil	0.86	8/17/20	Nil	Nil	Nil	Nil
	65,676	59,108	Nil	0.80	12/11/20	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	6,011	3,865	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	25,158	16,178	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	11,696	7,521	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	16,418	10,558	Nil	Nil
Wayne W. Heili	102,354	Nil	Nil	2.87	1/28/16	Nil	Nil	Nil	Nil
	150,000	Nil	Nil	1.57	7/7/16	Nil	Nil	Nil	Nil
	81,847	Nil	Nil	1.17	9/9/16	Nil	Nil	Nil	Nil
	112,767	Nil	Nil	0.91	1/12/17	Nil	Nil	Nil	Nil
	130,777	Nil	Nil	0.76	12/7/17	Nil	Nil	Nil	Nil
	57,249	Nil	Nil	0.77	4/25/18	Nil	Nil	Nil	Nil
	88,302	Nil	Nil	1.20	12/27/18	Nil	Nil	Nil	Nil
	80,354	Nil	Nil	1.02	12/12/19	Nil	Nil	Nil	Nil

OPTION EXERCISES AND STOCK VESTED

The following table sets forth the value realized on options exercise and stock awards vested for the Named Executive Officers for the year ended December 31, 2015.

	Option awards		Stock awards
Name	Number of shares acquired on exercise ($)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Jeffrey T. Klenda	49,200	14,323	21,082	12,157
Roger L. Smith	36,891	10,740	18,561	10,703
Penne A. Goplerud	21,845	4,422	16,688	9,624
Steven M. Hatten	-	-	13,303	7,672
John W. Cash	-	-	12,616	7,275
Wayne W. Heili	60,539	17,624	72,092	67,826

The following table sets forth information concerning the value vested or earned in respect of incentive plan awards during the financial year ended December 31, 2015 by each of our Named Executive Officers.

Incentive Plan Awards - Value Vested or Earned During the Financial Year Ended December 31, 2015
	Option based awards		Share based awards		Non-equity incentive plan compensation
Name	Number of securities underlying options vested ($)	Value vested during the year ($)	Number of shares or units of shares vested (#)	Value vested during the year ($)	Value earned during the year ($)
Jeffrey T. Klenda	102,985	2,216	11,038	9,082	-
Roger L. Smith	81,866	1,951	24,111	19,837	-
Penne A. Goplerud	73,602	1,754	21,677	17,842	-
Steven M. Hatten	59,742	1,399	17,280	14,217	-
John W. Cash	56,799	1,326	16,387	13,482	-
Wayne W. Heili	112,938	8,210	83,130	73,479	-

(1)

Mr. Heili employment terminated May 1, 2015, as described above. At the time of his employment concluded, Mr. Heili’s outstanding RSUs were redeemed with a cash payment pursuant to the RSU Plan; he retained his then-vested stock options, pursuant to the Stock Option Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Employment Agreements with our Named Executive Officers

As set forth above,  our executive officers have employment agreements with the Company, as have been amended from time to time. Relevant to potential payments to be made upon termination without cause or change of control, the agreements provide that the executive officer is entitled to certain amounts, based upon the then-current salary. These employment agreements, as well as the equity compensation plans of the Company (Stock Option Plan and RSU Plan), specify the obligations of the Company to the executive officers in the event of termination or change of control. These are set forth below.

Ur-Energy entered into an employment agreement with our former CEO, Mr. Wayne Heili, when he was hired to be the Vice President Mining & Engineering in 2007, which has been amended and restated from time to time. His employment agreement expired on May 1, 2015, and his employment concluded following completion of that term. Mr. Heili remains subject to non-competition and non-solicitation restrictions for a period of one year upon termination of the employment agreement.

Equity Award Provisions

Upon separation of employment of our executive officers, including under circumstances of termination without cause or of change of control, the Ur-Energy Stock Option Plan and RSU Plan govern the treatment of outstanding equity compensation in the form of vested stock options and restricted share units not yet redeemed. All vested options of Designated Officers (all of our current executive officers, as defined by the plan and resolution of our Board) will expire on the expiration date identified at the time of the grant of the option, and all unvested options will expire upon termination.

The RSU Plan provides that the RSUs of an employee who is an eligible person who is involuntarily terminated without cause, shall be redeemed for cash at a fair market value on the redemption/termination date. In the event of a change of control, as defined in the RSU Plan, all of the RSUs granted and outstanding will be redeemed as soon as reasonably practical and not later than 30 days following the redemption date associated with the change of control.

The RSU Plan provides for redemption, instead of cancellation, of outstanding RSUs at the date of redemption for retiring directors and executive officers, which is defined as a threshold of combined service and age of 65 years, and a minimum of five years of service to the Company.

Change of Control and Termination Benefits Tables

Each of our Named Executive Officers has entered into an employment agreement that provides for certain payments if the executive’s employment is terminated in connection with a change of control. In addition, upon the occurrence of a change of control, all of the executive officer’s unvested options and RSUs will vest. The table below shows the amounts that would be payable or vest assuming that a change of control occurred on December 31, 2015 and that such executive officer’s employment terminated on that date. The Compensation Committee has established a policy that the Company will not enter into an employment agreement with any new executive officer which includes a so-called single-trigger severance arrangement.

Name	Cash	Equity	Pension /NQDC	Perquisites/ benefits	Tax reimbursement	Other	Total
	($)	($)(1)	($)	($)	($)	($)	($)
Jeffrey T. Klenda	619,882	73,197	Nil	Nil	Nil	Nil	693,079
Roger L. Smith	530,602	60,470	Nil	Nil	Nil	Nil	591,072
Penne A. Goplerud	357,780	54,367	Nil	Nil	Nil	Nil	412,147
Steven M. Hatten	313,568	44,660	Nil	Nil	Nil	Nil	358,228
John W. Cash	298,826	42,879	Nil	Nil	Nil	Nil	341,705

(1) Equity values upon change of control, based upon options, RSU and price per common share as of December 31, 2015 represents the following: Klenda (stock options: $13,047; RSUs: $60,150); Smith (stock options:  $6,334; RSUs $54,136); Goplerud (stock options: $5,695; RSUs: $48,672); Hatten (stock options: $4,991; RSUs: $39,669); Cash (stock options: $4,756; RSUs: $38,123).

Additionally, the following summarizes the compensation or other benefits which would be owed and paid to our executive officers if employment is terminated for the specified reasons. We believe that these terms are fair, and are competitive with the market and our peer group, based upon industry and geographical practices.

Type of Termination	Severance Payment(1)(2)	STIP Bonus	Stock Options	RSUs

Resignation	CEO will receive two year salary payment, based on current salary, per agreement • • Other executive officers, no severance payment	Pro rata entitlement to discretionary bonus, per agreement	Unvested options are cancelled; vested options expire at date on option for current executive officers (as a “Designated Officer” per Section 6.7 of Plan)

RSUs are cancelled unless retirement provision is satisfied; RSUs will be carried with the executive until redemption, if the executive  has combined service and age of 65 years, and a minimum of five years of service to the Company

Retirement	As above	Pro rata entitlement to discretionary bonus, per agreement	Unvested options are cancelled; vested options expire at date on option for current executive officers (as a “Designated Officer” per Section 6.7 of Plan)

RSUs will be carried with the executive until redemption, if the executive  has combined service and age of 65 years, and a minimum of five years of service to the Company; if retirement qualifications are not satisfied, RSUs are cancelled

Termination without cause	CEO and CFO: two year salary payment, based upon current salary • • Other executive officers (as at 2016) 1.5 year salary payment, based upon current salary	Pro rata entitlement to discretionary bonus, per agreement	Unvested options are cancelled; vested options expire at date on option for current executive officers (as a “Designated Officer” per Section 6.7 of Plan)	Outstanding RSUs are redeemed for cash at fair market value, as defined in the Plan

Termination for cause	None	Possible pro rata share entitlement	None	None

Change of control (and/or termination within 24 months of a change of control)	CEO and CFO: two year salary payment, based upon current salary • • Other executive officers (as at 2016) 1.5 year salary payment, based upon current salary	Pro rata entitlement to discretionary bonus, per agreement	All options become fully vested and exercisable	Outstanding RSUs are redeemed for cash at fair market value, as defined in the Plan

Death	None	Pro rata entitlement to discretionary bonus, per agreement	Unvested options are cancelled; vested options expire at the earlier of expiry at date on option or one year from the date of death (with discretion of Board as per Section 6.3(b) to extend)	RSUs are redeemed (Section 3.2 of Plan); date of death is redemption date

(1)	Currently, Mr. Klenda, our Acting CEO, is entitled to a salary of $309,941 per year (two years base salary is a total of $619,882).

Current salaries of our CFO, Mr. Smith and our other Named Executive Officers, and their severance entitlements, are as follows: Mr. Smith: annual salary $265,301 (two years base salary $530,602); Ms. Goplerud: annual salary $238,520 (18 months base salary

$357,780); Mr. Hatten: annual salary $209,045  (18 months base salary $313,568); Mr. Cash: annual salary $199,217  (18 months base salary $298,826).

  (2)    Accrued paid time off is paid to the executive officer at the time of termination, according to company policy and applicable law.

COMPENSATION OF DIRECTORS

The Compensation Committee recommended and the Board approved, effective September 1, 2012, an increase for non-executive directors in the cash retainer compensation to $24,000 annually. Meeting fees were also adjusted: meeting fees for board meeting attendance now are set at $1,000 (without distinction whether attending in person or by telephone). Additionally, committee meeting attendance is compensated at $500 per Audit Committee meeting and $250 per meeting for other committees. Working time spent for committee participation, not attendant to regular meetings, is compensated at the rate of $250/half day and $500/full day to be monitored by the Compensation Committee and reported to the Board of Directors.

In 2014, the Compensation Committee retained the services of Roger Gurr & Associates (“RG&A”) to review the compensation of the non-executive directors. The review compared the compensation of Ur-Energy’s non-executive directors with a comparator group of 20 mining companies which are standalone companies employing full time executives in leadership positions, with head offices and primary assets are in North America, whose primary mineral interest is uranium (and/or coal, base metals, and rare earths), with one producing mine (or near-production asset) with similar market capitalization in a broad range up to US$500 million. The results of the independent study indicate that the Company’s non-executive director base cash and equity-based compensation remains approximately in a range of the median of the comparator group. Because the Company does not provide an additional retainer amount for committee chair positions, compensation for those leadership roles remains below the comparator group: median for chair of audit committee ($10,000) and chair of compensation committee ($6,500). Committee meeting fees also are slightly below the market median of the comparator group. RG&A recommended adjustments to provide retainers for committee leadership, as and when cashflow permits, and consideration of an annual retainer for a lead director, if the Company were to appoint one. Finally, review of the aggregate compensation for the non-executive directors demonstrates a significant difference from the comparator group, in large part due to the relatively fewer non-executive directors on our Board: total compensation for non-executive directors, aggregated $86,800 compared with $347,200 (median). Our per-board member compensation approximates market median.

In 2015, the Compensation Committee, with the Chief Financial Officer of the Company, undertook a review of the compensation of the non-executive directors. The review compared such compensation with that of the Company’s peer group (Americas Silver Corporation; Azarga Uranium Corp.; Comstock Mining, Inc.; Corsa Coal Corp.; Denison Mines Corp.; Energy Fuels Inc.; FX Energy Inc.; Hallador Energy Company; Mega Uranium Ltd.; Peninsula Energy Limited; Polaris Minerals Corp.; Toro Energy Limited; U3O8 Corp.; UEX Corp.; Uranium Energy Corp.; Uranium Resources, Inc.; and US Energy Corp.). Again, overall per-board member compensation falls in the range of median director compensation.  While specifics of the non-executive directors’ compensation remain below the median range, at this time, the Compensation Committee continues to recommend against any action being taken; the Board of Directors has taken no action. Although the independent members of the Board did appoint a Lead Director, in December 2014 (see discussion under the heading “Leadership Structure and Board’s Role in Risk Oversight” below), no action has been taken with respect to identifying a retainer amount for the Lead Director.  The Compensation Committee continues to evaluate the additional time and commitment incurred by the Lead Director.

In addition to other compensation received by our directors, a 2008 resolution provides that non-management directors participating on ad hoc or special committees of the Board of Directors, which may be constituted from time to time, are entitled to additional director fees, to be determined in accordance with additional duties and requirements requested of those individuals from time to time. There currently are no such ad hoc or special committees of the Board of Directors.

The following table sets forth the summary information concerning compensation paid to or earned during the financial year ended December 31, 2015 by our non-executive directors.

Name	Fees earned ($)	Share-based awards ($)	Option-based awards ($)	Non-equity incentive plan compensation ($)	Pension value ($)	All other compensation ($)	Total ($)
W. William Boberg (1)	29,263	11,987	21,907	Nil	Nil	Nil	63,157
James M. Franklin (2)	34,863	11,987	21,907	Nil	Nil	Nil	68,757
Gary Huber (3)	25,108	11,987	95,637	Nil	Nil	Nil	132,732
Paul Macdonell (4)	32,153	11,987	21,907	Nil	Nil	Nil	66,047
Thomas Parker (5)	36,127	11,987	21,907	Nil	Nil	Nil	70,021

(1)Mr. Boberg received options for 29,690 Common Shares on August 17, 2015 at an exercise price of C$0.86. The options expire on August 17, 2020. Mr. Boberg received a grant of 7,422 RSUs on August 17, 2105. Mr. Boberg also received options for 56,470 Common Shares on December 11, 2015 at an exercise price of C$0.80. These options expire on December 11, 2020. Mr. Boberg received a grant of 14,118 RSUs on December 11, 2015.

(2)Dr. Franklin received options for 29,690 Common Shares on August 17, 2015 at an exercise price of C$0.86. The options expire on August 17, 2020.  Dr. Franklin received a grant of 7,422 RSUs on August 17, 2105. Dr. Franklin also received options for 56,470 Common Shares on December 11, 2015 at an exercise price of C$0.80. These options expire on December 11, 2020. Dr. Franklin received a grant of 14,118 RSUs on December 11, 2015.

(3)Dr. Huber received options for 29,690 Common Shares on August 17, 2015 at an exercise price of C$0.86. The options expire on August 17, 2020.  Dr. Huber received a grant of 7,422 RSUs on August 17, 2105. Dr. Huber also received options for 56,470 Common Shares on December 11, 2015 at an exercise price of C$0.80. These options expire on December 11, 2020. Dr. Huber received a grant of 14,118 RSUs on December 11, 2015. Dr. Huber also received options for 200,000 Common Shares on May 29, 2015 at an exercise price of C$1.14. These options expire on May 29, 2020.

(4)Mr. Macdonell received options for 29,690 Common Shares on August 17, 2015 at an exercise price of C$0.86. The options expire on August 17, 2020. Mr. Macdonell received a grant of 7,422 RSUs on August 17, 2105. Mr. Macdonell also received options for 56,470 Common Shares on December 11, 2015 at an exercise price of C$0.80. These options expire on December 11, 2020. Mr. Macdonell received a grant of 14,118 RSUs on December 11, 2015.

(5)Mr. Parker received options for 29,690 Common Shares on August 17, 2015 at an exercise price of C$0.86. The options expire on August 17, 2020.  Mr. Parker received a grant of 7,422 RSUs on August 17, 2105. Mr. Parker also received options for 56,470 Common Shares on December 11, 2015 at an exercise price of C$0.80. These options expire on December 11, 2020. Mr. Parker received a grant of 14,118 RSUs on December 11, 2015.

Share Ownership Guidelines for Directors

Our non-executive directors also are encouraged to have a significant long-term financial interest in the Company. In 2009, the Compensation Committee recommended, and Board of Directors adopted, a resolution requiring mandatory minimum share ownership by the non-executive directors to encourage the alignment of their interests with those of our shareholders. Thereafter, non-executive directors were required to invest an amount equal to the non-executive director’s annual retainer in shares or securities exercisable into shares on or before the later of (i) December 31, 2013, or (ii) the fifth anniversary of the non-executive director’s election or appointment. The retainer amount was to be calculated using the amount of the annual retainer at the later of (i) January 1, 2009, or (ii) the date of the non-executive director’s election or appointment.

As discussed above under the heading “Share Ownership Guidelines,” in February 2012 the Compensation Committee recommended, and the Board of Directors approved, Share Ownership Guidelines which provide greater detail concerning these ownership requirements. Additionally, the Board of Directors approved a recommendation that the share ownership requirement be adjusted with respect to the non-executive directors, to require each to acquire and own three times their annual retainer (current retainer, $24,000). All non-executive directors meet the share ownership guidelines.

The following table sets forth information concerning the option-based and share-based awards granted by Ur-Energy to each of the non-executive directors outstanding as of December 31, 2015:

	Option-based Awards				Share-based Awards
	Number of securities underlying unexercised options	Option exercise price	Option expiration	Value of unexercised in-the-money options	Number of shares or units of shares that have not vested	Market or payout value of share-based awards that have not vested
Name	(#)	(Cdn$)	date	($)	(#)	($)
W. William Boberg	129,974	2.87	28-Jan-2016	Nil	Nil	Nil
	31,355	1.17	09-Sep-2016	Nil	Nil	Nil
	60,000	0.91	12-Jan-2017	Nil	Nil	Nil
	72,911	0.76	07-Dec-2017	6,256	Nil	Nil
	31,918	0.77	25-Apr-2018	2,107	Nil	Nil
	46,829	1.20	27-Dec-2018	Nil	Nil	Nil
	42,000	1.02	12-Dec-2019	Nil	Nil	Nil
	29,690	0.86	17-Aug-2020	659	Nil	Nil
	56,470	0.80	11-Dec-2020	3,151	Nil	Nil
	Nil	Nil	Nil	Nil	5,250	3,413
	Nil	Nil	Nil	Nil	7,422	4,824
	Nil	Nil	Nil	Nil	14,118	9,177
James Franklin	40,082	2.87	28-Jan-2016	Nil	Nil	Nil
	31,355	1.17	09-Sep-2016	Nil	Nil	Nil
	60,000	0.91	12-Jan-2017	Nil	Nil	Nil
	72,911	0.76	07-Dec-2017	6,256	Nil	Nil
	31,918	0.77	25-Apr-2018	2,107	Nil	Nil
	46,829	1.20	27-Dec-2018	Nil	Nil	Nil
	42,000	1.02	12-Dec-2019	Nil	Nil	Nil
	29,690	0.86	17-Aug-2020	659	Nil	Nil
	56,470	0.80	11-Dec-2020	3,151	Nil	Nil
	Nil	Nil	Nil	Nil	5,250	3,413
	Nil	Nil	Nil	Nil	7,422	4,824
	Nil	Nil	Nil	Nil	14,118	9,177
Gary Huber	200,000	1.14	29-May-2020	Nil	Nil	Nil
	29,690	0.86	17-Aug-2020	730	Nil	Nil
	56,470	0.80	11-Dec-2020	3,151	Nil	Nil
	Nil	Nil	Nil	Nil	7,422	4,824
	Nil	Nil	Nil	Nil	14,118	9,177
Paul Macdonell	40,082	2.87	28-Jan-2016	Nil	Nil	Nil
	31,355	1.17	09-Sep-2016	Nil	Nil	Nil
	60,000	0.91	12-Jan-2017	Nil	Nil	Nil
	72,911	0.76	07-Dec-2017	6,256	Nil	Nil
	31,918	0.77	25-Apr-2018	2,107	Nil	Nil
	46,829	1.20	27-Dec-2018	Nil	Nil	Nil
	42,000	1.02	12-Dec-2019	Nil	Nil	Nil
	29,690	0.86	17-Aug-2020	659	Nil	Nil
	56,470	0.80	11-Dec-2020	3,151	Nil	Nil
	Nil	Nil	Nil	Nil	5,250	3,413
	Nil	Nil	Nil	Nil	7,422	4,824
	Nil	Nil	Nil	Nil	14,118	9,177
Thomas Parker	40,082	2.87	28-Jan-2016	Nil	Nil	Nil
	31,355	1.17	09-Sep-2016	Nil	Nil	Nil
	60,000	0.91	12-Jan-2017	Nil	Nil	Nil
	72,911	0.76	07-Dec-2017	6,256	Nil	Nil
	31,918	0.77	25-Apr-2018	2,107	Nil	Nil
	46,829	1.20	27-Dec-2018	Nil	Nil	Nil
	42,000	1.02	12-Dec-2019	Nil	Nil	Nil
	29,690	0.86	17-Aug-2020	659	Nil	Nil

56,470	0.80	11-Dec-2020	3,151	Nil	Nil
Nil	Nil	Nil	Nil	5,250	3,413
Nil	Nil	Nil	Nil	7,422	4,824
Nil	Nil	Nil	Nil	14,118	9,177

The non-executive directors are eligible to receive grants of options and RSUs at the discretion of the Board of Directors, and did so as indicated in the following table:

Incentive Plan Awards - Value Vested or Earned During the
Financial Year Ended December 31, 2015
	Option-based Awards		Share-based Awards		Non-equity incentive plan compensation
Name	Number of Securities Underlying Options Vested (#)	Value vested during the year ($)	Number of Shares or Units of Shares Vested (#)	Value vested during the year ($)	Value earned during the year ($)

W. William Boberg	48,637	1,158	11,104	12,315	Nil
James M. Franklin	48,637	1,158	11,104	12,315	Nil
Gary Huber	72,616	Nil	Nil	Nil	Nil
Paul Macdonell	48,637	1,158	11,104	12,315	Nil
Thomas Parker	48,637	1,158	11,104	12,315	Nil

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report.

Report of the Compensation Committee

To the Board of Directors of Ur-Energy Inc.:

The Compensation Committee hereby reports to the Board of Directors that, in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, we have:

•reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K; and

•based on such review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the year ended December 31, 2015.

Respectfully submitted,

The Compensation Committee of Ur-Energy Inc.

Paul Macdonell

James M. Franklin

Thomas Parker

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Ur-Energy Inc.:

Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our financial statements in accordance with U.S. generally accepted accounting principles (“US GAAP”) and the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue an opinion on our financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors that, in connection with the financial statements for the year ended December 31, 2015, we have:

•reviewed and discussed the audited consolidated financial statements with management and the independent accountants;

•discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380), as modified by SAS 89 and SAS 90; and

•received the written disclosures and the letter from the independent accountants required by PCAOB Rule 3526, as may be modified or supplemented, and discussed with the independent accountant the accountants’ independence.

Based on the discussions and our review described above, we recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2015 be included in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2015.

Respectfully submitted,

The Audit Committee of Ur-Energy Inc.

Thomas Parker

James M. Franklin

Paul Macdonell

Gary C. Huber

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Introduction

The Board of Directors believes that effective corporate governance contributes to improved corporate performance and enhanced shareholder value. The Board of Directors has reviewed the corporate governance best practices identified in National Policy 58‑201 Corporate Governance Guidelines and National Instrument 58-101 Disclosure of Corporate Governance Practices (collectively, the “CSA Guidelines”). The Board of Directors is committed to ensuring that the Company follows best practices and is continuing to develop and enhance such practices.

Board Mandate

The responsibility of the Board of Directors is to supervise the management of the business and affairs of the Company in accordance with the best interests of the Company and its shareholders. Our Board of Directors establishes overall policies and standards for the Company, and is engaged in company-wide risk management oversight. When premised upon a reasonable basis, the directors are entitled to rely upon management and the advice of the Company’s outside advisors and auditors. The Board also delegates certain responsibilities to its standing committees, based upon the approved charters of each.

The Board of Directors does not currently have a written mandate or a written description for the Chair of the Board of Directors or the Chief Executive Officer. In discharging its responsibility, the Board of Directors routinely reviews the performance and responsibilities of the President and Chief Executive Office. Further, the Board of Directors oversees and reviews the development and implementation of the following significant corporate plans and initiatives:

•the identification of the principal risks to the Company’s business and the implementation of systems to manage these risks, whether financial, operational, environmental, safety-related or otherwise;

•the Company’s strategic planning and budgeting process;

•succession planning and determination of relative strengths of existing management including the needs to ensure sufficient depth of management, including appointing, training and monitoring senior management of the Company;

•shareholder communications, as well as public communications policies and continuous disclosure record of the Company;

•analysis and approval of significant acquisitions and dispositions of mineral properties or other Company assets; and

•the Company’s internal controls and management information systems.

When needed, the Board of Directors recruits possible directors from contacts within the mining industry or other strategic areas that will complement the knowledge and depth of the Board of Directors. Currently, the Board of Directors has determined that six directors is an appropriate number of directors to oversee and provide guidance to management on the business and affairs of the Company, which is accomplished with the existing members of the Board. However, the Board of Directors continues to evaluate the size of the Board of Directors in conjunction with the further development of our operations and possible growth or other strategic decisions of the Company.

New directors who join the Board of Directors are provided with a basic orientation of the Company, the Board of Directors, the committees of the Board of Directors and meet with the other directors prior to joining the Board of Directors. All material relationships and agreements, technical reports, and recent continuous disclosure filings are provided and reviewed. In addition, new directors have the opportunity to meet with management of the Company to have an understanding of the business of the Company and its operations.

Directors are encouraged to participate in corporate governance, executive and director compensation and other education courses that will assist them in their role as directors of the Company or on various committees. During 2015, our Board joined the NYSE Governance Services Board Leadership Program (“NYSEGS Program”), and made use of its resources, including attendance at the September Compensation Committee “Bootcamp” event. The NYSEGS Program is a voluntary continuing education program that provides our directors, as well as our Corporate Secretary and Chief Financial Officer, access to a variety of high-caliber events and resources on key corporate governance issues to help them remain current with their board duties and committee responsibilities.

Throughout the year, directors were provided with educational reading materials and regulatory and legal updates on several topics germane to the responsibilities of the Board and standing committees, including cyber and data security, key accounting considerations, risk assessment, corporate governance and disclosure of corporate governance practices, executive and directors compensation and Canadian and U.S. securities law developments. As well, updates were provided to the Board with respect to issues affecting our operations and the further development of our business (e.g., completion of BLM Resource Management Plans; federal decision to not list the greater sage-grouse as an endangered species; EPA rulemakings; Wyoming’s status as an “agreement state”).

Board Composition – Including Tenure and Outlook on Set Retirement Age

The Board of Directors is composed of six directors. The Board of Directors has re-nominated all of its existing directors. All directors are elected annually. The Corporate Governance and Nominating Committee regularly reviews the profile of the Board members, including the average age and tenure. The Committee has not established a retirement age for the members of the Board, nor a limitation of term of service. These restrictions are considered from time to time by the Committee, including most recently in December 2015.

The Committee prefers that directors, without regard to their age, are rigorously evaluated on their attendance and contributions to the business of the Board and Company. This scrutiny arises, at least, in annual reviews and assessments of the Board constitution as well as the composition of each standing committee of the Board. Moreover, our industry and specifically our operations are highly technical and the Board considers it critical to retain the knowledge base on our Board while we continue to refine operations at our first and flagship project at Lost Creek and plan for the further development and permitting of Shirley Basin.

Four of our six directors, Drs. Franklin and Huber, and Messrs. Parker and Boberg have professional and technical expertise in geology, engineering and mining operations. For more than a decade Dr. Franklin has been integral to our Board, as its lead technical expert, including chairing the HSE & Technical Committee since its inception in 2008. Mr. Boberg, as a director since 2006 and for four and a half years as President and CEO of the Company, has contributed his technical expertise specifically with respect to roll-front uranium deposits like Lost Creek, beginning with the acquisition of Lost Creek in 2005 through to its steady state operations today.  Mr. Parker has decades of experience in executive management positions at operating mining companies, and has lent that expertise to his role as a member of the HSE & Technical Committee, and more recently as our Lead Director as we have begun our operations at Lost Creek. Dr. Huber contributes his dual expertise in financial matters and geology gained in management roles of both private and public natural resource companies at various stages. Meanwhile, Messrs. Klenda and Macdonell each has more than a decade invested as Board members, as the Company explored, permitted, developed, constructed and now are operating the Lost Creek facilities. As Chairman and Executive Director, Mr. Klenda has been responsible for the equity and debt financing of the Company from inception to date, as well as leading the Company’s management as our Executive Director.  With his background in labor leadership and mediation, as well as service on a variety of public and private boards, Mr. Macdonell has led the efforts of our board in compensation, human resources, and governance matters. Collectively, the vast knowledge specific to this project, as well as the uranium industry and market, has been gained through the years of dedication and service to the Board and the Company. This continuity has been important to our development from a uranium explorer into a uranium producer. We believe that implementing a restriction on tenure or a strictly enforced retirement age would unnecessarily deprive the Company of these contributions and knowledge.

The average age of our current directors is approximately 68; the average tenure of our current directors is approximately 9.3 years.

As described in Proposal No. 1, below, the Corporate Governance and Nominating Committee and our Board of Directors have determined that our directors should possess minimum qualifications including high personal and professional ethics; a commitment to the long-term interests of our shareholders, demonstrated through service, risk management and share ownership; sufficient time to commit to fulfill duties as a director, including membership on standing committees as requested; and broad experience in business and/or experience in government, education, and technical expertise.

The current six directors include Jeffrey T. Klenda, Chair of the Board of Directors; James M. Franklin; Paul Macdonell; W. William Boberg; Thomas Parker, our Lead Director; and Gary C. Huber, about whom residency, age, principal occupation and years of service as a member of our Board follows here:

Name (Age) and Residency	Position with Company and Principal Occupation Within the Past Five Years	Service as a Director
Jeffrey T. Klenda (59) Colorado, USA	Chair, Executive Director and Acting Chief Executive Officer	August 2004 – present

James M. Franklin (73) Ontario, Canada	Director, Consulting Geologist/Adjunct Professor of Geology Queen’s University, Laurentian University and University of Ottawa	March 2004 – present

Paul Macdonell (63)(1) Ontario, Canada	Director Senior Mediator, Government of Canada Private Mediator	March 2004 – present

W. William Boberg (76) Colorado, USA	Director Former President and Chief Executive Officer of Ur-Energy Presently Retired (2011)	January 2006 – present

Thomas Parker (73) Montana, USA	Lead Director Mining Company Executive Presently Retired (2012)	July 2007 – present

Gary C. Huber (64) Colorado, USA	Director Mining Company Executive Presently Retired (2012)	May 2015 - present

_____________

(1)Mr. Macdonell is a former director of Wedge Energy International Inc. (“Wedge”). Wedge was subject to a Management Cease Trade Order imposed by the Ontario Securities Commission (“OSC”) on May 31, 2007 for the late filing of Wedge’s financial statements for the period ended March 31, 2007. The Order was lifted by the OSC on August 14, 2007.

Service on Additional Boards

Mr. Klenda is a director of Organto Foods Inc. (since November 2013). Mr. Boberg is a director of Aura Silver Resources Inc. (since June 2008). Dr. Franklin is a director of Aura Silver Resources Inc. (since October 2003); of Nuinsco Resources Ltd. (since December 2010); and of Anconia Resources Corp. (since June 2012). Dr. Huber, currently serves as a director for Gold Resource Corporation (since January 2013).

Board Independence

Messrs. Macdonell, Parker and Boberg, and Drs. Franklin and Huber are independent directors as determined in accordance with Canadian and U.S. securities laws and the regulations of the NYSE MKT. In determining whether a director is independent, the Board of Directors considers the specific circumstances of a director and the nature, as well as materiality, of any relationship between the director and Ur-Energy.

Committee Membership

Our directors provide expertise to our Board committees as follows:

Independent Board Members	Committees/Memberships (♦)
	AC	CC	CGN	TIC(1)	HSE&TC
Thomas H. Parker (Lead Director)	Chair	♦	♦	Chair	♦
James M. Franklin	♦	♦	♦		Chair
Paul G. Macdonell	♦	Chair	Chair	♦
W. William Boberg(2)					♦
Gary C. Huber(3)	♦				♦

(1) Roger Smith, CFO of the Company, serves as a non-director member of the Treasury and Investment Committee.

(2) Mr. Boberg became an independent director on August 1, 2014, three years after completing his service as the Company’s Chief Executive Officer.

(3) Dr. Huber was elected to be a director on May 28, 2015 and has served on the Audit Committee and HSE & Technical Committee since May 29, 2015.

Family Relationships

None of our directors is related to any of our executive officers.

Involvement in Certain Legal Proceedings

Corporate Cease Trade Orders or Bankruptcies

Except as noted above, none of the directors, or officers of the Company is, or has been within the ten years before the date of this Circular, a director or officer of any other issuer that, while that person was acting in that capacity, was the subject of a cease trade or similar order or an order that denied the issuer access to any statutory exemptions under Canadian or U.S. securities legislation for a period of more than 30 consecutive days or was declared bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold the assets of that company.

Penalties or Sanctions

None of the directors, or officers, of the Company has been subject to any penalties or sanctions imposed by a court relating to Canadian or U.S. securities legislation or by a Canadian or U.S. securities regulatory authority or has entered into a settlement agreement with a Canadian or U.S. securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Personal Bankruptcies

None of the directors, or officers, of the Company has, during the ten years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or has been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver-manager or trustee appointed to hold the assets of the director or officer.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires any person who is a director or executive officer of the Company or who beneficially holds more than 10% of any class of our securities which have been registered with the SEC to file reports of initial ownership and changes in ownership with the SEC.

Based upon our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing reports applicable to our directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during 2015, except as follows:  As previously disclosed, one Section 16(a) report by Mr. Klenda, with respect to two transactions (bona fide gifts), was not filed timely in early 2015. A report was filed approximately one month later when this oversight was discovered. Subsequent to the end of 2015, one Section 16(a) report by Mr. Klenda, with respect to one transaction (his participation in the Company’s February 2016 bought-deal financing, as otherwise disclosed) was not filed timely. A report was filed approximately 12 days later when this oversight was discovered.

Leadership Structure and Board’s Role in Risk Oversight

Mr. Klenda has been our Chairman and Executive Director since 2006, and assumed the role of acting Chief Executive Officer in May 2015.   As a result, from time to time, our Corporate Governance and Nominating Committee considered the functions customarily assigned to a director serving in the role of an independent lead director.  In December 2014, at the conclusion of our first full year of operations at our Lost Creek Mine, the Corporate Governance and Nominating Committee determined that establishment of the role of lead director of our Board of Directors would enhance the communications within the Board, among its committees, and with management. The Committee recommended and the Board approved a policy statement for such an independent lead director’s position at any time that the chairman of the Board is not an independent director. In that event, under the adopted policy, the Corporate Governance and Nominating Committee may suggest an independent director to serve as lead independent director (“Lead Director”), who shall be approved by a majority of the independent directors. In December 2014, Mr. Parker was so approved by a majority of the independent directors to serve as the Lead Director of our Board, and continues to serve in that role to date.

Pursuant to the policy statement approved by the full Board, the responsibilities of the Lead Director include:

•When necessary, act as the principal liaison between the independent directors and the Chairman of the Board and Chief Executive Officer;

•Call and chair, at least annually, a meeting of the independent directors;

•Preside at meetings of the Board of Directors where the Chairman of the Board is not available or where the Chairman has stated a real or perceived conflict of interest concerning a matter before the Board; and

•During merger or acquisition discussions or activities, be advised by management at early-stage discussions, and chair any Board appointed special committee composed of independent directors to review and make recommendations regarding the proposed transaction, subject to any conflict of interest which would require the appointment of a different lead independent director being approved by a majority of the independent directors for such specified purpose.

Further, the policy statement provides that the Lead Director shall serve until such time as he or she ceases to be a director, resigns as Lead Director, is replaced as Lead Director by a majority of the independent directors, or is replaced by an independent Chairman of Board elected by a majority of the independent directors of the Board. The performance of a Lead Director shall be reviewed annually as a part of the normal Board evaluation process, and was reviewed most recently in December 2015.

The Board oversees the risks involved in our operations as part of its general oversight function, integrating risk management into the Company’s compliance policies and procedures. While the Board has the ultimate oversight responsibility for the risk management process, the Audit Committee, the Compensation Committee and the Technical Committee have certain specific responsibilities relating to risk management. Among other things, the Audit Committee addresses risk assessment and risk management, and reviews major risk exposures (whether financial, operating, cyber-security or otherwise) and the guidelines and policies that management has put in place to govern the process of assessing, controlling, mitigating, managing and reporting such exposures. In addition, when recommending to the Board appropriate compensation for executive officers, the Compensation Committee considers the nature, extent and acceptability of risks that the executive officers may be encouraged to take by any incentive compensation. The Compensation Committee also oversees human resources and talent management risks, succession risk and planning. The HSE & Technical Committee continues with its role of overseeing our mineral resources and related operational risks, and now with operations at Lost Creek, oversees health, safety and environmental risks. The Board also satisfies its risk oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from executive officers responsible for oversight of particular risks within the Company.

Majority Voting Policy

The Company has adopted a majority voting policy for the election of directors at uncontested meetings which can be viewed on our website www.ur-energy/corporate-governance. The policy provides that, in an uncontested election, each Director must be elected by a majority of the votes cast with respect to that Director’s election. Votes will not be deemed cast if no authority or discretion is given (for example, a broker non-vote).  If a Director does not receive a majority (50% + 1) of the votes cast as to his election, he will forthwith submit to the Board his resignation and shall not participate in any meeting of the Board or any of its committees while the resignation is considered. The Corporate Governance and Nominating Committee will expeditiously consider the candidate’s resignation and make recommendation to the Board whether to accept it. In considering the candidate’s resignation, the Committee and the Board shall only refuse to accept such resignation if there are exceptional circumstances.

Code of Ethics and Other Policies

We have adopted a Code of Ethics (“Code”) which applies to our principal executive officer, principal financial officer, principal accounting officer or controller and others performing similar functions. The Code has been filed on Form 8‑K and is available on our website at www.ur-energy/corporate governance. The Code is designed to reasonably deter wrongdoing and to promote honest and ethical conduct; full, fair, accurate, timely and understandable disclosure in reports; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of the violations of the Code; and adherence to the Code. We intend to disclose any amendment or waiver (including any implicit waiver) of the Code on our website at www.ur‑energy.com/corporate-governance/ within four business days following such amendment or waiver. Since its adoption, there have been no waivers of the Code. We also have adopted a Code of Business Conduct and Ethics which applies to all employees, officers and directors, and which also may be accessed on our website. We maintain a separate Whistleblower Policy statement in conjunction with our Whistleblower Program, which was last reviewed in December 2015.  The policy statement, as well as a link to our third-party program provider’s confidential website, is also found on our website at http://www.ur-energy.com/corporate-governance/. The link and other program information is also available to our employees on an internal Company intranet site.

Policies Concerning Confidentiality, Public Disclosure and Restrictions on Trading Securities

We have also adopted various policies related to trading restrictions, disclosure requirements and confidentiality obligations which have been amended and restated from time to time, most recently amended effective July 31, 2014.  The Corporate Governance and Nominating Committee oversees the implementation and compliance of these policies. These policies, which are combined under the “Ur-Energy Inc. Policies Concerning Confidentiality, Public Disclosure and Restrictions on Trading Securities,” also are available on our website at http://www.ur-energy.com/corporate-governance/.  All directors, officers and employees of the Company are expected to be familiar with and adhere to the policies.

Gender Diversity Policy and Reporting

In December 2014, the Board of Directors adopted a Gender Diversity policy by which the Company seeks to encourage the identification, recruitment, development and, ultimately, retention of talented women at all levels including on its Board. The Board believes that a board made up of highly-qualified directors, from diverse backgrounds, promotes better corporate governance and improves business outcomes.

The inclusion of women extends to our Board composition and consideration of the level of representation by women on the Board will be an important consideration during searches for qualified new Board members as those needs may arise. The Company embraces the proposition that more women on boards is advantageous. We remain duty bound to recruit and invest in the best available talent based upon education, experience and personal skills and qualities. Although the Board is not at this time endorsing a quota or target, it does commit to seeking and having increasing representation of women on the Board, in executive management and throughout the Company. Because our policy is still quite new, and the fact that the Corporate Governance Committee and Board agree that the current number of members for and composition of the Board remains appropriate, there has not been systemic consideration of the effectiveness or measures taken under the policy. As discussed above, our Board has served effectively for several years with little turnover or need for expansion. However, the Committee has been made aware of additional female candidates during 2015 and will continue to review the qualifications of those, and all, candidates brought forward for consideration when consideration is given to expanding the size of the Board or when a seat must be filled.

Although no women currently serve on our Board, the Company has one female executive officer, Penne Goplerud, our General Counsel and Corporate Secretary since 2011. Among our six-person management team, this approximates 17%. Prior to her appointment as a member of our executive officers, Ms. Goplerud served the Company as Associate General Counsel from 2007, and as outside counsel between 2005 and the time she joined us in 2007 as an employee. At this time, there is no consideration for expanding our executive group. We restructured certain of our respective responsibilities in mid-2015 when our executive group was reduced in number and have found that the current structure works well, and further facilitates communication and management matters. Neither at this time have targets been established for additional representation of women in our executive group. If and as the executive group is expanded or current members may depart and be replaced, foremost, experience, merit and skill sets must be considered when candidates are evaluated. While certain aspects of and areas of expertise within our industry remain predominantly male, we remain committed to equality of opportunity and look forward to facilitating any appropriate increase in representation of women in our management structure based upon merit and overall qualifications. We currently have women filling managerial roles in our accounting and finance group, and chemistry laboratory at Lost Creek, as well as critical support roles in radiation safety, the chemistry laboratory and Land-Legal department (two of these are 2015 hires; two are 2014 hires).  Here, again, rather than instituting a target or quota, we look forward to the development of our internal talent at both management and executive levels.

Meetings of the Board and Committees

The Board of Directors meets at least four times a year and more frequently if required. In 2015, the Board of Directors met 12 times. In addition, the Board of Directors took seven actions by written resolution. The Board of Directors from time to time holds a portion of its meetings when management departs and the independent directors meet in camera. Management may be asked to depart a meeting for in camera sessions at such other meetings as the independent directors deem appropriate from time to time. During 2015 the Board held five meetings parts of which non-director executives were excused. Additionally, the independent directors met in camera without executive management on at least three  occasions, and held a separate meeting of the independent directors in October 2015.

Board Committees

There are five permanent committees of the Board of Directors: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, the Treasury & Investment Committee and the HSE  & Technical Committee. The Board of Directors may also appoint other temporary or permanent committees from time to time for particular purposes.

The following sets out a summary of the responsibilities and activities of the Board Committees and the Report of the Audit Committee.

Audit Committee

The Audit Committee assists the Board of Directors in carrying out its responsibilities relating to corporate accounting and financial reporting practices, as well as oversight of internal controls, and the whistleblower program. The duties and responsibilities of the Audit Committee include the following:

•reviewing for recommendation to the Board of Directors for its approval the principal documents comprising our continuous disclosure record, including interim and annual financial statements and management’s discussion and analysis;

•recommending to the Board of Directors a firm of independent auditors for appointment by the shareholders and reporting to the Board of Directors on the fees and expenses of such auditors.  The Audit Committee has the authority and responsibility to select, evaluate and if necessary replace the independent auditor. The Audit Committee has the authority to approve all audit engagement fees and terms and the Audit Committee, or a member of the Audit Committee, must review and pre-approve any non-audit services provided to Ur-Energy by our independent auditor and consider the impact on the independence of the auditor;

•reviewing periodic reports from the Chief Financial Officer;

•discussing with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response; and

•establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including through the Whistleblower program.

The Audit Committee maintains direct communication during the year with Ur-Energy’s independent auditor and with our executive officers and other personnel responsible for accounting and financial matters.

During 2015, the members of the Audit Committee were Thomas Parker (Chair), Paul Macdonell and James Franklin and, beginning in May 2015, Dr. Huber. The members of the Audit Committee were in 2015, and are currently, independent directors pursuant to National Instrument 52-110 Audit Committees (“NI 52-110”) and the listing standards of the NYSE MKT. Each of the members is financially literate as defined in NI 52-110 and financially sophisticated under the NYSE MKT rules. The Audit Committee designated each of Thomas Parker and Gary Huber as an “audit committee financial expert” as that term is currently defined by the rules of the SEC.

During 2015, the Audit Committee met five times. The activities of the Audit Committee over the past year included the following:

•review of our annual financial statements and management’s discussion and analysis prior to filing with the regulatory authorities;

•review of our quarterly interim financial statements and management’s discussion and analysis prior to filing with regulatory authorities;

•review of periodic reports from the Chief Financial Officer;

•review of applicable corporate disclosure reporting and control processes, including Chief Executive Officer and Chief Financial Officer certifications;

•approval of retention of an external firm for testing of internal controls and subsequently reviewing reports made by the firm;

•review Audit Committee governance practices to ensure its terms of reference incorporate all regulatory requirements;

•oversee the Company’s whistleblower program, including receiving presentations of training regarding the program;

•assess and manage risk, including those risks presented by cyber-security and related threats;

•reviewed the Audit Committee Charter; and

•reviewing the engagement letter with the independent auditors and annual audit fees prior to approval by the Board of Directors, as well as pre-approving non-audit services and their cost prior to commencement.

The Audit Committee has recommended to the Board of Directors that Ur-Energy shareholders be requested to re-appoint PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the independent auditor for 2016.

The Audit Committee reviews its charter on a yearly basis, and did so most recently on December 10, 2015.  A copy of the Amended and Restated Audit Committee Charter, as amended on February 5, 2014, is available at our website www.ur-energy/corporate-

governance/. The composition of the Audit Committee and the qualifications of each of its members is set forth below as a part of Proposal No. 1.

Compensation Committee

The Compensation Committee assists the Board of Directors in carrying out its responsibilities relating to personnel matters, including performance, compensation and succession.  The Compensation Committee has prepared terms of reference which include annual objectives against which to assess members of management including the President and Chief Executive Officer, reviewing and making recommendations to the Board of Directors with respect to employee and consultant compensation arrangements including stock options, restricted share units and management succession planning.  The Compensation Committee reviews its charter on a yearly basis, and did so most recently on December 9, 2015. A copy of the Amended and Restated Compensation Committee Charter, as amended on December 12, 2014, is available at our website www.ur-energy/corporate-governance/.

The Compensation Committee met formally four times in 2015. In addition, the Compensation Committee met informally six times with respect to performance evaluation and STIP awards,  the negotiation of the employment agreement with Mr. Heili, the 2015 compensation study, and at the NYSEGS Program Compensation Committee Bootcamp regarding various compensation issues. The Committee took eight actions by written resolution during 2015. Portions of meetings are conducted without management present, including for the purpose of specifically discussing the compensation of the Chief Executive Officer. Additionally, the Compensation Committee considered various matters related to the Company’s existing compensation plan, executive and director compensation, share ownership guidelines for directors and executive officers, retirement benefits, and presentations on trends in governance and compensation including “say on pay”.  All members of the Committee attended the two-day NYSEGS Program Compensation Committee Bootcamp. The Compensation Committee is authorized to engage, at the Company’s expense, compensation consulting firms or other professional advisors as necessary to assist in discharging its responsibilities.

During 2015, the members of the Committee were Paul Macdonell (Chair), Thomas Parker and James Franklin. The members of the Compensation Committee were in 2015, and are currently, independent under applicable law and the regulations of the NYSE MKT. As well, at least two members of the Committee (all three, currently) also qualify as “outside” directors within the meaning of U.S. Internal Revenue Code Section 162(m) and as “non-employee” directors within the meaning of Rule 16b-3 under the Exchange Act, as amended. The biographies of the members of the Compensation Committee are provided below as a part of Proposal No. 1 and provide the qualifications of each of the members of the Compensation Committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee assists the Board of Directors with determining the slate of director nominees for election to the Board of Directors, recommending candidates to fill vacancies, other succession planning, the composition of the committees of the Board of Directors and monitoring compliance with corporate governance regulatory requirements. In performing its duties, the Committee will review and consider director nominees recommended by shareholders. Proposal No. 5 in this proxy circular describes the Advance Notice By-Law that is being proposed for approval by the Company’s shareholders. If that By-Law is approved, director nominees proposed by shareholders should be submitted to the Company in accordance with the procedures set forth in the Advance Notice By-Law. If Proposal No. 5 is not approved, any shareholder wishing to recommend a director nominee should direct their communication to the Corporate Secretary of the Company, who will submit recommended candidates to the Committee for consideration.

The Corporate Governance and Nominating Committee reviews its charter on a yearly basis, and did so most recently on December 10, 2015. A copy of the Amended and Restated Corporate Governance and Nominating Committee Charter, as amended on December 12, 2014, is available at our website www.ur-energy/corporate-governance/.

During 2015, the members of the Committee were Paul Macdonell (Chair), Thomas Parker and James Franklin. The Corporate Governance and Nominating Committee met twice during 2015, and took one action by written resolution. The members of the Corporate Governance and Nominating Committee were in 2015, and are currently, independent under the regulations of the NYSE MKT. The composition of the Corporate Governance and Nominating Committee and the qualifications of each of its members is set forth below as a part of Proposal No. 1.

The Corporate Governance and Nominating Committee received a presentation about the Company’s directors’ and officers’ liability program and insurance coverage; and reviewed other corporate policies including the Code of Conduct and Business Ethics, Whistleblower Policy, and Ur-Energy Inc. Policies Concerning Confidentiality, Public Disclosure and Restrictions on Trading Securities.

Treasury & Investment Committee

The Treasury & Investment Committee assists the Board of Directors by centralizing for oversight all treasury activities of Ur-Energy insofar as practical, and coordinating our banking, cash management, investment and funding arrangements. The Committee also formulates and implements the Treasury and Investment Policy, reviewing it from time to time. The Committee’s Charter, as last amended February 5, 2014, provides that the Committee consist of the Chief Financial Officer and at least two independent members of the Board of Directors. The Treasury & Investment Committee reviews its charter on an annual basis, and did so most recently on December 10, 2015.

During 2015, the members of the Treasury & Investment Committee were Thomas Parker (Chair) and Paul Macdonell, along with our Chief Financial Officer, Roger Smith. The Treasury & Investment Committee met once formally during 2015 and took one action by written resolution.

HSE & Technical Committee

The HSE & Technical Committee (formerly known as the Technical Committee) assists the Board of Directors with reserve and resource matters relating to our mineral properties; technical matters relating to our exploration, development, permitting, construction, operations, reclamation and restoration activities; health, safety and environmental matters relating to our operations and activities; and compliance with legal and regulatory requirements relating to reserve and resource matters, technical matters, and health, safety and environmental matters. The then-Technical Committee “Mandate and Guidelines” document was adopted by the Board of Directors on January 29, 2008, and subsequently became the Technical Committee Charter.  Most recently, it was reviewed and revised on December 10, 2015 at which time the Committee approved a resolution to change the name of the Committee to the HSE & Technical Committee to better represent in its title the mandates of its Charter to oversee health, safety and environmental matters, in addition to mineral resource estimates the technical matters of our operations.

The members of the HSE & Technical Committee are James Franklin (Chair)(Professional Geologist), William Boberg (Professional Geologist), Thomas Parker (Professional Engineer), and Gary Huber (Professional Geologist). The members of the HSE & Technical Committee are not required to be independent. There are several members of management who routinely participate in the Technical Committee. Because of the significance of the physical and environmental safety and operational matters overseen by the Committee, an informal standing invitation has been extended by the Committee since 2014 for all directors and management to attend the Committee’s meetings. In 2015, all non-Committee directors and all executive officers have attended all HSE& Technical Committee meetings.

The HSE & Technical Committee conducts many of its reviews by means of informal meetings. In 2015, the Committee chose to conduct several in-house technical workshops of varying lengths, in lieu of the review symposium which had been conducted historically. Each of the technical workshops focused on operational updates and then-priority operational issues and technical refinements of our Lost Creek Project. These meetings were conducted with executive staff and operational management and staff participating.

The HSE & Technical Committee held nine formal meetings during 2015. All members of the HSE &  Technical Committee traveled to Lost Creek at least one time during 2015 to observe operations and meet with personnel at the facility. Dr. Huber was at Lost Creek twice during 2015. Mr. Parker spent three days at the Lost Creek site in 2015. Our fifth independent director, Mr. Macdonell, who does not serve on the HSE & Technical Committee, also traveled to the site in 2015. As well, Dr. Huber and Mr. Parker each traveled to our Shirley Basin Project in 2015.

The Committee undertook a review role with the preparation of the NI 43-101 Preliminary Economic Assessment of Shirley Basin, issued in January 2015,  as well as the Technical Report on Lost Creek Property (June 2015) and, subsequently, the updated Preliminary Economic Assessment of the Lost Creek Property in January 2016. Additionally, the Committee received routine presentations throughout the year on technical, operational, safety and environmental matters at Lost Creek.

Summary of Memberships on Permanent Committees and Record of Attendance for 2015

During the year ended December 31, 2015, the Board of Directors and its permanent committees held the following meetings:

Board of Directors	12(1)
Audit Committee (“AC”)	5
Compensation Committee (“CC”)	4(2)
Corporate Governance and Nominating Committee (“CGN”)	2

HSE & Technical Committee (“HSE&TC”)	9(3)
Treasury & Investment Committee (“TIC”)	1

Total number of meetings held	33

 (1) In addition to the 12 meetings held by the Board of Directors, seven actions were taken by resolution in writing.

(2) The Compensation Committee met informally six additional times in respect of a variety of other compensation matters including the negotiation of Mr. Heili’s executive agreement, the annual performance evaluations and STIP bonuses of executive officers, and the 2015 compensation study.

(3) The HSE & Technical Committee met informally five times to conduct informal technical workshop sessions.

During 2015, our directors attended all of the scheduled Board and Committee meetings, except for one Audit Committee meeting in December 2015 for which Dr. Huber was unable to attend.

	Board Meetings	Committee Meeting Memberships and Meetings Attended
Director	Attended	AC	CC	CGN	TIC(1)	HSE&TC
Jeffrey Klenda	12/12
James Franklin	12/12	5/5	4/4	2/2		9/9
Paul Macdonell	12/12	5/5	4/4	2/2	1/1
William Boberg	12/12					9/9
Thomas Parker	12/12	5/5	4/4	2/2	1/1	9/9
Gary C. Huber(2)	7/7	2/3				4/4

(1)	Roger Smith, CFO of the Company, the third member of the Treasury and Investment Committee, also had 100% attendance.
(2)	Dr. Huber joined the Board of Directors following our Annual Meeting in May 2015. He was appointed to the Audit Committee and the Technical Committee May 29, 2015.

Board Attendance at Shareholder Meeting

It has been the Company’s practice and expectation that its directors attend the annual shareholders’ meetings.  Last year, all six of our current directors attended the annual and special meeting of shareholders.

Shareholder Feedback

The Board of Directors believes that management should speak for the Company in its communications with shareholders and others in the investment community and that the Board of Directors should be satisfied that appropriate investor relations programs and procedures are in place. The Board of Directors has approved these policies including the designation of spokespersons in behalf of the Company from time to time. Management meets regularly with shareholders and others in the investment community to receive and respond to shareholder feedback.

The Board of Directors regularly reviews the Company’s major communications with shareholders and the public, including continuous disclosure documents and periodic press releases in accordance with the Company’s policies.

Shareholder Communication with the Board

We believe that it is important to maintain good shareholder relations. The Board will give appropriate attention to all written communications that are submitted by shareholders. Any shareholder wishing to send communications to the Board, or a specific committee of the Board, should send such communication to the Corporate Secretary of the Company by email to legaldept@ur‑energy.com or by mail to Board of Directors, c/o Corporate Secretary, 10758 West Centennial Road, Suite 200, Littleton, Colorado, USA 80127. All communications shall state the type and amount of the Company’s securities held by the shareholder and shall clearly state that the communication is intended to be shared with the Board, or if applicable, with a specific committee of the Board. The Corporate Secretary shall forward all such communications to the Board or the specific committee, as appropriate.

Expectations of Management

The Board of Directors believes that it is appropriate for management to be responsible for the development of long-term strategies for our Company. Meetings of the Board of Directors are held, as required, to specifically review and deal with long-term strategies of the Company as presented by senior members of management.

The Board of Directors appreciates the value of having selected executive officers attend board meetings to provide information and opinions to assist the directors in their deliberations. The Chair, in consultation with the Chief Financial Officer and Corporate Secretary, arranges for the attendance of executive officers as well as managers for consultation including technical presentations at Board of Directors meetings.

APPOINTMENT OF AUDITORS

The Audit Committee selected and has recommended the independent accounting firm of PricewaterhouseCoopers LLP with respect to the audit of our financial statements for the year ended December 31, 2015. At the Meeting, it is proposed to re-appoint PricewaterhouseCoopers LLP, Chartered Professional Accountants, as auditors of the Company, to serve until the next annual meeting of shareholders with their remuneration to be fixed by the Board of Directors. We currently expect that our Audit Partner from PricewaterhouseCoopers LLP will attend the Meeting.

Independent Accountant Fees and Services

PricewaterhouseCoopers LLP and its affiliates have been the auditors of Ur-Energy since December 2004. The fees accrued for audit and audit-related services performed by PricewaterhouseCoopers LLP in relation to our financial years ended December 31, 2015 and 2014 were as follows:

Years ending	Audit fees (1)	Audit-related Fees (2)	Tax Fees (3)	All Other Fees (4)
December 31, 2015	$ 220,500	$ 105,740	$ -	$ -
December 31, 2014	$ 215,250	$ 61,845	$ -	$ -

(1)Audit fees consisted of audit services, reporting on internal control over financial reporting and review of such documents filed with the securities regulators.

(2)Audit related fees were for services in connection with quarterly reviews of the consolidated financial statements and work in connection with our securities filings as required by the Canadian and United States securities regulators.

(3)The aggregate fees billed for tax compliance, tax advice, and tax planning services.

(4)Other fees were for other consulting services provided.

Audit Committee’s Pre-Approval Practice

All services reflected in the preceding table for 2015 and 2014 were pre-approved in accordance with the policy of the Audit Committee of the Board of Directors.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

At no time since the beginning of the Company’s last financial year was any director, executive officer, proposed nominee for election as a director, or any of their respective associates, indebted to the Company or any of its subsidiaries, nor was the indebtedness of any such person to another entity the subject of any guarantee, support agreement, letter of credit or similar arrangement provided by the Company or any of its subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or officers has had any material interest, direct or indirect, in any material transaction since the incorporation of Ur-Energy or in any proposed transaction which has or may materially affect Ur-Energy.

As discussed in their biographies set forth herein, certain of our directors and/or officers are also directors and/or officers of one or more other mining or natural resources companies. Our directors and officers are also in many cases shareholders of one or more mining or natural resources companies. Consequently, there exists the possibility for such directors and/or officers to be a position of conflict. While there is a potential for conflicts of interest to arise in such situations, that potential is minimized because of the nature of these other companies in other areas of mineral resources and precious metals. Any decision made by any of these directors and/or officers will be made in accordance with their duties and obligations to deal fairly and in good faith with Ur‑Energy and such other companies. In addition, at meetings of the Board, any director with an interest in a matter being considered will declare such interest and refrain from voting on such matter.

The Audit Committee is charged with reviewing and approving in advance any transaction with any “related person,” as that term is defined under applicable U.S. securities laws.  There have been no transactions between the Company and any “related person” since the beginning of the Company’s last fiscal year that would be required to be disclosed under applicable U.S. securities laws.

PARTICULARS OF MATTERS TO BE ACTED UPON

Proposal No. 1:  Election of Directors

The articles of the Company provide that the Board of Directors of the Company shall consist of a minimum of one and a maximum of ten directors, the number of which is currently fixed at six. Election of directors will be conducted on an individual basis, as seen on the proxy or VIF you receive and will include Jeffrey T. Klenda, James M. Franklin, Paul Macdonell, W. William Boberg, Thomas H. Parker and Gary C. Huber. As discussed in the description of the Company’s Majority Voting Policy, above, each Director must receive a majority of the votes cast (in person or by proxy) as to his election, or will be required to submit his resignation pursuant to the policy.

Nominees:    Each of the six persons named above is a nominee for election as a Director at the Annual and Special Meeting for a term of one year or until his successor is elected and qualified. Unless authority is withheld, the proxies will be voted for the election of such nominees. Each of the nominees is currently serving as a Director of the Company. All the nominees were elected to the Board of Directors at the last annual meeting of shareholders. Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, the persons named in the accompanying form of proxy reserve the right to vote for another nominee in their discretion or for the election of only the remaining nominees.

The Board of Directors has delegated to the Corporate Governance and Nominating Committee the responsibility for reviewing and recommending nominees for director. The Board determines which candidates to nominate or appoint, as appropriate, after considering the recommendation of the Corporate Governance and Nominating Committee.

Qualifications:    In evaluating a director candidate, the Corporate Governance and Nominating Committee considers the candidate’s independence, character, corporate governance skills and abilities, business experience, industry-specific experience including technical expertise, training and education, commitment to performing the duties of a director, and other skills, abilities, or attributes that fill specific needs of the Board or its committees. Each nominee brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas, including natural resources exploration and development, mining operations, executive management, board service, corporate governance, finance, government, employment and labor, and international business. These varied and substantial backgrounds, skills and qualifications, as described in more detail below, and the contributions of each to the development and current operations of the Company as described above under the heading “Board Composition – Including Tenure and Outlook on Set Retirement Age,” led the Corporate Governance and Nominating Committee and the Board of Directors to the conclusion that each of the nominees should serve as a Director.

Recommendation of Ur-Energy’s Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of all of the named nominees for director and, unless a shareholder gives instructions on the proxy card to the contrary, the proxies named thereon intend so to vote.

Jeffrey T. Klenda, 59, B.A.Chair, Executive Director & Acting CEO

Mr. Klenda graduated from the University of Colorado in 1980 and began his career as a stockbroker specializing in venture capital offerings. Prior to founding Ur-Energy in 2004, he worked as a Certified Financial Planner and was a member of the International Board of Standards and Practices. In 1986, he started Klenda Financial Services, an independent financial services company providing investment advisory services to high-end individuals and corporate clients as well as providing venture capital to corporations seeking entry to the U.S. securities markets. In the same year, Mr. Klenda formed Independent Brokers of America, Inc., a national marketing organization.  He also served as President of Security First Financial, a company he founded to provide consultation to individuals and corporations seeking investment management and early stage funding.  Over the last 30 years, Mr. Klenda has acted as an officer and/or director for numerous publicly-traded companies, having taken his first company public at 28 years of age.  Currently, Mr. Klenda is a director of Organto Foods Inc. (since November 2013). Mr. Klenda co-founded Ur-Energy in 2004. Mr. Klenda has served as the Chair of the Board of Directors and Executive Director of the Company since 2006. He has served as Acting Chief Executive Officer since May 2015.

The Board of Directors has concluded that Mr. Klenda is well qualified and should serve as a director on the basis of his numerous contributions to the Company since its inception, his 35 years of experience in the financial markets and in service to numerous publicly-traded companies as an officer and director.

James M. Franklin, 73, Ph. D., FRSC, P. GeoDirector & Chair of the Technical Committee

Dr. Franklin has over 40 years experience as a geologist. He is a Fellow of the Royal Society of Canada. Since January 1998, he has been an Adjunct Professor at Queen’s University, since 2001, at Laurentian University and since 2006 at the University of Ottawa. He is a past President of the Geological Association of Canada and of the Society of Economic Geologists. He retired in 1998 as Chief Geoscientist of the Geological Survey of Canada, Earth Sciences Sector. Since that time, he has been a consulting geologist and is currently a director of Aura Silver Resources Inc. (since October 2003); of Nuinsco Resources Ltd. (since December 2010); and of Anconia Resources Corp. (since June 2012). During 2014, Dr. Franklin’s lifetime achievements were honored by several professional organizations:  among his honors, Dr. Franklin was awarded the Society of Economic Geologists’ R.A.F. Penrose Gold Medal for his many contributions to a broad cross section of geosciences.

The Board of Directors has concluded that Dr. Franklin is well qualified and should serve as a director on the basis of his contributions to the Company since inception as a director and his more than 40 years of experience in geosciences and mineral resource work in industry, governmental service and academia.

Paul Macdonell, 63, Diploma Public Admin.           Director, Chair of Compensation Committee & Chair

of Corporate Governance and Nominating Committee

Mr. Macdonell is a mediator in private practice. Previously, he was employed as a Senior Mediator, Federal Mediation and Conciliation Service for the Government of Canada from 2000 until January 2014.  Prior to that, Mr. Macdonell was employed by the Amalgamated Transit Union, serving as President of the Union from 1996 to 2000 and Financial Secretary 1991 to 1995.  Mr. Macdonell was Municipal Councillor of the City of Cumberland from 1978 to 1988 and was on the City’s budget committee during that time. He graduated (diploma) at University of Western Ontario in Public Administration and completed programs at University of Waterloo (Economic Development Certificate), The George Meany Centre in Washington (Labour Studies) and Harvard University (Program on Negotiations).

The Board of Directors has concluded that Mr. Macdonell is well qualified and should serve as a director on the basis of his contributions to the Company since inception as a director and his more than 30 years of experience in business, mediation and labor matters.

W. William (Bill) Boberg, 76, M.Sc., P. GeoDirector

Mr. Boberg served as Ur-Energy’s Chief Executive Officer from January 2006 until July 31, 2011. He also served as President of Ur-Energy from January 2006 until May 16, 2011. Mr. Boberg has served as a director of Ur-Energy since January 2006.  Mr. Boberg was our senior U.S. geologist and Vice President U.S. Operations (September 2004 to January 2006). Before his initial involvement with the company, he was a consulting geologist having over 40 years’ experience investigating, assessing and developing a wide variety of mineral resources in a broad variety of geologic environments in western North America, South America and Africa. Mr. Boberg has worked for Gulf Minerals, Hecla Mining, Anaconda, Continental Oil Minerals Department, Wold Nuclear, Kennecott, Western Mining, Canyon Resources and Africa Mineral Resource Specialists.  Mr. Boberg has over 20 years of experience exploring for uranium in the continental U.S. He discovered the Moore Ranch Uranium Deposit and the Ruby Ranch Uranium Deposit as well as several smaller deposits in Wyoming’s Powder River Basin. He received his Bachelor’s Degree in Geology from Montana State University and his Master’s Degree in Geology from the University of Colorado. He is a registered Wyoming Professional Geologist (License Number PG-2824) and fellow of the Society of Economic Geologists. He is a member of the Society for Mining, Metallurgy & Exploration Inc., American Institute of Professional Geologists (for which he is a Certified Professional Geologist, Certificate Number 6313), the Denver Regional Exploration Society and the American Association of Petroleum Geologists.  Mr. Boberg is also a director for Aura Silver Resources Inc. (since June 2008).

The Board of Directors has concluded that Mr. Boberg is well qualified and should serve as a director on the basis of his contributions to the Company as a director and, until 2011, as the President and CEO, as well as his more than 40 years of experience in mineral resources exploration and development.

Thomas Parker, 73, M.Eng., P.E.Lead Director, Chair of Audit Committee &

Chair of Treasury & Investment Committee

Mr. Parker has worked extensively in senior management positions in the mining industry for the past 50 years.  Mr. Parker is a mining engineer graduate from South Dakota School of Mines, with a Master’s Degree in Mineral Engineering Management from Penn State. Mr. Parker was President and CEO, and a director of U.S. Silver Corporation until his retirement in 2012.  Prior to that, Mr. Parker was President and CEO of Gold Crest Mines, Inc., before which  he was the President and CEO of High Plains Uranium, Inc., a junior uranium mining company acquired by Energy Metals in January 2007. Mr. Parker also served for 10 years as Executive Vice President of Anderson and Schwab, a management consulting firm. Prior to Anderson and Schwab, Mr. Parker held many executive management positions including with Costain Minerals Corporation, ARCO, Kerr McGee Coal Corporation and Conoco. He also has worked in the potash, limestone, talc, coal and molybdenum industries and has extensive experience working in Niger, France and Venezuela.

The Board of Directors has concluded that Mr. Parker is well qualified and should serve as a director on the basis of his contributions to the Company as a director since 2007, most recently, as our Lead Director since 2014, as well as his 50 years of experience in the mining industry and in executive management positions.

Gary C. Huber, 64, Ph.D, P.GeoDirector

Dr. Huber is a mining executive with over 35 years of natural resources experience. Previously, Dr. Huber served as a director for Ur-Energy during 2007. Since that time,  Dr. Huber served as President and CEO of Neutron Energy, Inc. (2007-2012),  a privately-held uranium company which was conducting project feasibility analyses as well as permitting of two uranium mines and a mill complex. He currently serves on the Board of Directors of Gold Resource Corp. (since January 2013), and serves as the Chair of its Audit Committee and as a member of its Compensation Committee.

He is the founder and managing member of Rangeland E&P, LLC, a private company established for oil and gas exploration in 2006. From 2010 to 2011, Dr. Huber served as an independent director of Capital Gold Corp., a gold mining company with operations in Mexico which eventually merged into AuRico Gold Inc., including serving on the Audit and Corporate Governance Committees. Dr. Huber was one of the founders of Canyon Resources Corporation in 1979, and served in various capacities there until 2006, including as director, chief financial officer, vice president of finance, treasurer and secretary. He also served as the president and chief executive officer of CR Minerals Corporation, a subsidiary of Canyon Resources, from 1987 to 1998. Dr. Huber holds a Ph.D in geology from Colorado School of Mines and received a Bachelor of Science in Geology from Fort Lewis College. He is a fellow of the Society of Economic Geologists, a member of the Society for Mining, Metallurgy and Exploration and a Utah registered Professional Geologist. Dr. Huber also was formerly a director of the Denver Gold Group, a not-for-profit industry association for publicly-traded precious metal companies.

The Board of Directors has concluded that Dr. Huber is well qualified and should serve as a director of the Company as a result of his extensive mining industry experience including in areas of natural resources development and mining operations, and executive management and finance, developed by serving as an executive officer and director of publicly-traded natural resource companies.

Proposal No. 2:  Re-Appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as our Independent Auditors and Approval for the Directors to Fix the Remuneration of the Auditors

Appointment of Auditor

It is proposed to approve an ordinary resolution to re-appoint the firm of PricewaterhouseCoopers LLP as auditors of the Company to hold office until the close of the next annual meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns, and to authorize the Board of Directors of the Company to fix the remuneration of PricewaterhouseCoopers LLP as auditors of the Company.

A representative of PricewaterhouseCoopers LLP is anticipated to attend the Meeting.

Recommendation of Ur-Energy’s Board of Directors

The Board of Directors recommends that the shareholders vote FOR the re-appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, and to authorize the Board of Directors of the Company to fix the remuneration of PricewaterhouseCoopers LLP as auditors  and, unless a shareholder gives instructions on the proxy card to the contrary, the proxies named thereon intend so to vote.

The approval of Proposal No. 2 requires the approval of a majority of the votes cast by shareholders present in person or represented by proxy at the meeting.

Proposal No. 3:  Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers

Advisory Vote on Named Executive Officer Compensation

In accordance with SEC rules, our shareholders will be asked at the meeting to approve the compensation of our Named Executive Officers as disclosed in this Circular, including the disclosures under “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this Circular.

We conducted a similar advisory vote in 2015, and approximately 69%  of the votes cast at that meeting voted in favor of the compensation of our Named Executive Officers. This vote is advisory, which means that its outcome is not binding on the Company, the Board of Directors or the Compensation Committee of the Board of Directors.

The next advisory vote will occur at our annual meeting in 2017.

The Compensation Committee and the Board of Directors believe that the policies and procedures set forth under “Compensation Discussion and Analysis,”  including the changes developed, approved and implemented in 2015, are effective in achieving our goals. As described under “Compensation Discussion and Analysis” our compensation program is designed to motivate executive officers and employees to achieve the pre-determined objectives without taking excessive risks; provide competitive compensation and benefit programs to attract and retain highly qualified executives and employees; encourage an ownership mentality; and, fundamentally, to support the achievement of results. We believe that the Company’s compensation program, with its balance of short-term incentives (including cash bonus awards and performance conditions for such awards) and long-term incentives (including equity awards of stock option and RSUs which vest over varied periods of eighteen months to two years), and share ownership guidelines reward sustained performance that is aligned with long-term shareholder interests. Shareholders are encouraged to read the “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure.  Accordingly, shareholders will be asked to approve on the following ordinary resolution (the “Advisory Vote on Named Executive Officer Compensation Resolution”) at the Meeting:

BE IT RESOLVED THAT the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Management Proxy Circular for this annual and special meeting of shareholders, including the “Compensation Discussion and Analysis,” the accompanying compensation tables and the related narrative disclosure, pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission.

Recommendation of Ur-Energy’s Board of Directors

The Board of Directors recommends that shareholders vote FOR approval of the Advisory Vote on Named Executive Officer Compensation Resolution.

Proposal No. 4: Approval of the Renewal of the Ur-Energy Inc. Amended Restricted Share Unit Plan (the “RSU Plan”)

The Company will seek approval of shareholders at the Meeting to approve, confirm and ratify the RSU Plan which was approved by shareholders on April 25, 2013. Under the policies of the TSX, the RSU Plan must be reconfirmed every 3 years by a majority of the Company’s directors and shareholders excluding the votes cast by, or on behalf of, the insiders of the Company who are eligible to participate in the RSU Plan and their affiliates. As the three-year term prescribed by the TSX will expire on April 25, 2016, a resolution will be placed before the shareholders to approve the unallocated RSUs under the RSU Plan.  This approval will be effective for three years from the date of the Meeting. If approval is not obtained at the Meeting, RSUs which have not been allocated as of April 25, 2016 and RSUs which are outstanding as of April 25, 2016 and are subsequently cancelled or terminated will not be available for a new grant of RSUs. Previously allocated RSUs will continue to be unaffected by the approval or disapproval of the resolution.

The RSU Plan, as approved by the Board of Directors, is summarized in more detail under the heading “Stock Options and RSUs,” above. A copy of the RSU Plan is attached to this Circular as Schedule A. Alternatively, a shareholder may obtain a copy of the RSU Plan from the Secretary of the Company upon request at 10758 West Centennial Road, Suite 200, Littleton, Colorado, 80127, telephone 720-981-4588 (ext. 250).

The Board of Directors wishes to renew the RSU Plan, which was previously ratified, confirmed and approved at meetings of shareholders of the Company in 2010 and 2013.  Certain amendments to the RSU Plan were approved and ratified by our shareholders May 28, 2015, with an approval of 94%. No modifications are proposed to be made to the RSU Plan. The Board of Directors is of the view that it is in the best interests of the Company to renew the RSU Plan, and to continue to permit the Board to grant RSUs to directors and employees, including executive officers, of the Company and its subsidiaries as a means of attracting and retaining highly qualified directors and employees, including executive officers, who will be motivated towards the success of the Company and to encourage share ownership in the Company by directors and employees, including officers, who work on behalf of the Company.    Because the RSU Plan participants and the amounts of any RSU grants are determined in the absolute discretion of the Board of Directors, the benefits to be delivered under the RSU Plan at this time are indeterminable.

The RSU Plan is a plan which includes directors and employees, including executive officers, of Ur-Energy as possible eligible participants. As of March 31, 2016, there are approximately [35] employees and five non-executive directors who would be eligible to participate in the RSU Plan. As at March 31, 2016, the closing price of our Common Shares on the NYSE MKT was $[ • ] and on the TSX was C$[    •    ].

Ur-Energy Inc. Restricted Share Unit Plan Resolution

BE IT RESOLVED THAT:

1.	The renewal of the Ur-Energy Inc. Amended Restricted Share Unit Plan, as set forth fully in Schedule A to this Circular (the “RSU Plan”), be and is hereby ratified, confirmed and approved; and
2.

All unallocated restricted share units issuable pursuant to the RSU Plan be and hereby are approved and authorized until the third anniversary of the adoption of the present resolution by shareholders of the Company; and

3.Any director or officer of the Company be and each of them is hereby authorized, for and on behalf of the Company, to do such things and to sign, execute and deliver all such documents that such director or officer may, in their discretion, determine to be necessary or useful in order to give full effect to the intent and purpose of this resolution.

Recommendation of Ur-Energy’s Board of Directors

After careful consideration, the Board of Directors has determined that the Amended Restricted Share Unit Plan continues to be in the best interests of the Company’s shareholders. The Board of Directors approved the Amended Restricted Share Unit Plan Resolution and recommends approval of the resolution by the Company’s shareholders.

The TSX rules provide that all eligible insiders in order to participate in the RSU Plan may not vote on the approval of the renewal of the RSU Plan.  Accordingly, the Restricted Share Unit Plan Resolution must be passed by a majority of votes cast by shareholders present in person or represented by proxy at the meeting, excluding [4,770,587] Common Shares held by certain insiders of the Company and their affiliates.

Proposal No. 5:    Approval of By-Law No. 2 (Advance Notice)

The Company is committed to: (i) facilitating an orderly and efficient annual or, where the need arises, special, meeting process; (ii) ensuring that all shareholders, including those voting by proxy, receive adequate notice of director nominations and sufficient information with respect to all nominees; (iii) allowing the Company, it shareholders and appropriate regulatory bodies to evaluate all nominees’ qualifications and suitability as a director of the Company; and (iv) allowing shareholders to cast an informed vote.

The Advance Notice By-Law requires shareholders to provide the Company with advanced notice of persons the shareholder intends to nominate for election to the Board. The Advance Notice By-Law fixes a deadline by which director nominations must be submitted to the Company prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in the notice to the Company for it to be in proper written form.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than thirty (30) days prior to the date of the annual meeting; provided, however, that if the first public announcement of the date of the annual meeting is less than fifty (50) days prior to the meeting, notice must be made not later than the tenth (10th) day following such public announcement.

In the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors, notice to the Company must be made not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting was made.

Other specifics regarding the advance notice procedures, including the required content of the notice, can be found in the Advance Notice By-Law, the full text of which is attached to this Circular as Schedule B.

Ur-Energy Inc. By Law No. 2 (Advance Notice) Resolution

BE IT RESOLVED THAT:

1. The Ur-Energy By Law No. 2 (Advance Notice) be and hereby confirmed and ratified; and

2.Any director or officer of the Company be and each of them is hereby authorized, for and on behalf of the Company, to do such things and to sign, execute and deliver all such documents that such director or officer may, in his/her discretion, determine to be necessary or useful in order to give full effect to the intent and purpose of this resolution.

Recommendation of Ur-Energy’s Board of Directors

After careful consideration, the Board of Directors has determined that the By Law No. 2 (Advance Notice) is in the best interests of the Company’s shareholders. The Board of Directors approved the By Law in February 2016 and recommends approval of this resolution by the Company’s shareholders.

The By-Law No. 2 resolution requires the approval of a majority of the votes cast by shareholders present in person or represented by proxy at the meeting.

HOUSEHOLDING

The bank, broker or other nominee for any shareholder who is a beneficial owner, but not the record holder, of the Company’s Common Shares may deliver only one copy of the Circular to multiple shareholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the shareholders. The Company will deliver promptly, upon written or oral request, a separate copy of the Circular to a shareholder at a shared address to which a single copy of the document was delivered. Shareholders who wish to receive a separate copy of the Circular now, or a separate copy of the Notice of Internet Availability or Circular in the future, should write to us at: Ur-Energy Inc. 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127, Attention: Corporate Secretary. Beneficial owners sharing an address who are receiving multiple copies of the Circular and wish to receive a single copy of the Notice of Internet Availability or Circular in the future will need to contact their broker, bank or other nominee to request that only a single copy be mailed to all shareholders at the shared address in the future.

PERFORMANCE GRAPH AND TABLE

The performance graph and disclosure related thereto is set forth in Item 5 of our Annual Report on Form 10-K for the year ended December 31, 2015 under the heading “Performance Graph and Table” and is incorporated by reference here. The information in Item 5 of the Annual Report on Form 10-K is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the liabilities of Section 8 of the Exchange Act. A copy of our Annual Report on Form 10-K for the year ended December 31, 2015 is available at www.sedar.com,  www.sec.gov and upon request by a shareholder to the Company as set forth under “Availability of Documents.”

ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE

Additional financial information for the Company is available in the Company’s audited consolidated financial statements for the year ended December 31, 2015 and related management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2015, included in the Annual Report on Form 10-K which has been filed with the U.S. Securities and Exchange Commission at http://www.sec.gov/edgar.shtml and with Canadian securities regulators, and is available at www.sedar.com.

ANNUAL REPORT TO SHAREHOLDERS

Included with this Circular is the Company’s 2015 Annual Report on Form 10-K for the year ended December 31, 2015 (without exhibits which may be accessed on our Annual Report on Form 10-K at http://www.sec.gov/edgar.shtml).

SHAREHOLDER PROPOSALS

All proposals of the Company’s shareholders intended to be presented at the Company’s annual meeting of shareholders in 2017, must meet the requirements set forth in Section 137 of the Canada Business Corporations Act (CBCA) and Rule 14a-8 of the Exchange Act. Pursuant to the CBCA, proposals must be received by the Company’s Corporate Secretary no later January 8, 2017 in order to be included in the Management Proxy Circular for the Company’s 2017 annual meeting. The Company’s next annual meeting of shareholders is planned for April 2017.

As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our Management Proxy Circular for our 2017 annual meeting of shareholders, the proxies named in our proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we receive notice of the matter to be proposed not later than February 22, 2017. Even if proper notice is received on or prior to that date, the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

AVAILABILITY OF DOCUMENTS

Upon request made to the Corporate Secretary of Ur-Energy at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 (Telephone: +1 720-981-4588 ext. 250), the Corporate Secretary will provide to any shareholder of the Company entitled to vote at the Annual Meeting, free of charge, by first class mail within one business day of receipt of written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the U.S. Securities and Exchange Commission (including exhibits) and with the Canadian securities authorities.

OTHER MATTERS

Our management and the Board of Directors know of no other matters to be brought before the Meeting. If other matters are presented properly to the shareholders for action at the Meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the Common Shares represented by such proxy are entitled to vote.

There have been no other proposals made by shareholders for consideration at this Meeting, nor are there any other proposals to be addressed at the Meeting but not included in this Circular.

APPROVAL

The contents and mailing of this Circular have been approved by the Board of Directors of the Company.

You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the Meeting, as we hope you will, you may vote your shares in person.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Jeffrey T. Klenda
Jeffrey T. Klenda, Chairman

SCHEDULE A

UR-ENERGY INC.

Restricted Share Unit Plan

Originally Effective May 7, 2010

As amended and restated on March 23, 2015

ARTICLE 1

GENERAL PROVISIONS

1.1Purpose

This Restricted Share Unit Plan is established as a vehicle by which equity-based incentives may be awarded to retain employees, to recognize and reward their significant contributions to the long-term success of the Corporation including to align the employees and directors interests more closely with the shareholders of the Corporation.

1.2Definitions

As used in the Plan, the following terms have the following meanings:

(a)“Board” means the Board of Directors of the Corporation;

(b)“Change of Control” includes:

(i)the acquisition by any persons acting jointly or in concert (as determined by the Securities Act (Ontario)), whether directly or indirectly, of voting securities of the Corporation that, together with all other voting securities of the Corporation held by such persons, constitute in the aggregate more than 50% of all outstanding voting securities of the Corporation;

(ii)an amalgamation, arrangement or other form of business combination of the Corporation with another corporation that results in the holders of voting securities of that other corporation holding, in the aggregate, more than 50% of all outstanding voting securities of the corporation resulting from the business combination;

(iii)the sale, lease or exchange of all or substantially all of the property of the Corporation to another person, other than in the ordinary course of business of the Corporation or to a Related Entity; or

(iv)any other transaction that is deemed to be a “Change of Control” for the purposes of this Plan by the Board in its sole discretion;

provided, however, with respect to Section 409A Covered Awards, a transaction will not be deemed to be a Change in Control unless such transaction constitutes a “change in control event” within the meaning of Section 409A of the Code.

(c)“Code” means the US Internal Revenue Code of 1986, as amended;

(d)“Committee” means the Compensation Committee of the Board or such other persons designated by the Board;

(e)“Common Share” means a common share in the capital of the Corporation;

(f)“Corporation” means Ur-Energy Inc. and its successors and assigns;

(g)“Director” means a non-Employee director of the Board of the Corporation;

(h)“Dividend” means a dividend declared and payable on a Common Share in accordance with the Corporation’s dividend policy as the same may be amended from time to time (an “Ordinary Dividend”), and may, in the discretion of the Committee, include a special or stock dividend (a “Special Dividend”) declared and payable on a Common Share;

(i)“Eligible Person” means an Employee or a Director who is designated as an Eligible Person pursuant to Section 2.1;

(j)“Employee” means an employee of the Corporation or a Subsidiary;

(k)“Fair Market Value” means the closing price of the Common Shares on the Toronto Stock Exchange on the Business Day immediately prior to the Redemption Date, or if the shares are not listed on the Toronto Stock Exchange, then on such other stock exchange or quotation system as may be selected by the Committee, provided that, if the Common Shares are not listed or quoted on any other stock exchange or quotation system, then the Fair Market Value will be the value determined by the Committee in its sole discretion acting in good faith;

(l)“Grant Date” means any date determined from time to time by the Committee as a date on which a grant of Restricted Share Units will be made to one or more Eligible Persons under this Plan;

(m)“Officer” means a person who is an officer of the Corporation within the meaning of Section 1 of the Securities Act (Ontario).

(n)“Plan” means the Ur-Energy Inc. Restricted Share Unit Plan, as amended from time to time;

(o)“Redemption Date” in respect of any Restricted Share Unit means (A) for Restricted Share Units issued prior to Amended Effective Date, (i) 50% of such Restricted Share Unit on the first anniversary of the Grant Date on which such Restricted Share Unit was granted to the Eligible Person, and (ii) 50% of such Restricted Share Unit on the second anniversary of the Grant Date on which such Restricted Share Unit was granted to the Eligible Person, and (B) for Restricted Shares Units issued on or after Amended Effective Date, 100% of such Restricted Share Unit on the second anniversary of the Grant Date on which such Restricted Share Unit was granted to the Eligible Person, unless (a) an earlier date has been approved by the Committee as the Redemption Date in respect of such Restricted Share Unit (provided, however, that the Committee shall not designate an earlier Redemption Date in respect of Section 409A Covered Awards), or (b) Section 3.6, 4.1, 4.2 or 6.2, is applicable, in which case the Redemption Date in respect of such Restricted Share Unit shall be the date established as such in accordance with the applicable Section; provided that, notwithstanding any other provision hereof, in no event will the Redemption Date in respect of any Restricted Share Unit be after the end of the calendar year which is three years following the end of the year in which services to which the grant of such Restricted Share Unit relates were performed by the Employee or Director to whom such Restricted Share Unit was granted;

(p)“Reorganization” means any declaration of any stock dividend (other than a Special Dividend in respect of which the Committee, in its discretion, determines that Eligible Persons are to be paid a cash amount pursuant to Section 3.4), stock split, combination or exchange of shares, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin-off or other distribution (other than Ordinary Dividends) of the Corporation assets to shareholders or any other similar corporate transaction or event which the Committee determines affects the Common Shares such that an adjustment is appropriate to prevent dilution or enlargement of the rights of Eligible Persons under this Plan;

(q)“Restricted Share Unit” means one notional Common Share (without any of the attendant rights of a shareholder of such Common Share, including the right to vote such Common Share and the right to receive dividends thereon, except to the extent otherwise specifically provided herein) credited by bookkeeping entry to a notional account maintained by the Corporation in respect of an Eligible Person in accordance with this Plan; and

(r)“Section 409A Covered Award” means any Award granted under the Plan after the Amended Effective Date that constitutes “non-qualified deferred compensation” subject to Section 409A of the Code.

(s)“Separation from Service” has the meaning set forth in Treasury Regulation 1.409A-1(h) applying the default rules thereunder.

(t)“Specified Employee” means a “specified employee” within the meaning of  Section 409A(a)(2)(B) of the Code using the identification methodology selected by the Corporation from time to time, or if none, the default methodology set forth in Section 409A of the Code.

(u)“Subsidiary” has the meaning set out in the Securities Act (Ontario).

1.3Effective Date

The Plan was originally effective May 7, 2010 with respect to the Eligible Person payable commencing in and with respect to the 2010 fiscal year.  The Plan, as amended, is effective March 23, 2015.  No Common Shares may be issued under the Plan until and unless all required regulatory and shareholder approvals have been obtained with respect to the issuance of Common Shares hereunder.

1.4Governing Law; Subject to Applicable Regulatory Rules

The Plan shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.  The provisions of the Plan shall be subject to the applicable by-laws, rules and policies of the Toronto Stock Exchange and applicable securities legislation.

ARTICLE 2

ELIGIBILITY AND PARTICIPATION

2.1Eligibility

This Plan applies to those Employees and Directors whom the Committee designates as eligible for a grant of Restricted Share Units pursuant to Section 3.1.  The Committee shall make such a designation prior to each Grant Date.

2.2Rights Under the Plan

Subject to Article 4 and Article 5, an Eligible Person who has been granted Restricted Share Units shall continue to have rights in respect of such Restricted Share Units until such Restricted Share Units have been redeemed for cash or shares in accordance with this Plan.

2.3Copy of Plan

The Corporation shall provide each Eligible Person with a copy of this Plan following the initial grant of Restricted Share Units to such Eligible Person and shall provide each Eligible Person with a copy of all amendments to this Plan.

2.4Limitation on Rights

Nothing in this Plan shall confer on any Employee or Director any right to be designated as an Eligible Person or to be granted any Restricted Share Units.  There is no obligation for uniformity of treatment of Eligible Persons or any group of Employees, Directors or Eligible Persons, whether based on salary or compensation, grade or level or organizational position or level or otherwise.  A grant of Restricted Share Units to an Eligible Person on one or more Grant Dates shall not be construed to create a right to a grant of Restricted Share Units on a subsequent Grant Date.

2.5Grant Agreements

Each grant of Restricted Share Units shall be evidenced by a written agreement executed by the Eligible Person in substantially the form appended hereto.  An Eligible Person will not be entitled to any grant of Restricted Share Units or any benefit of this Plan unless the Eligible Person agrees with the Corporation to be bound by the provisions of this Plan.  By entering into an agreement described in this Section 2.5, each Eligible Person shall be deemed conclusively to have accepted and consented to all terms of this Plan and all bona fide actions or decisions made by the Committee.  Such terms and consent shall also apply to and be binding on the legal representative, beneficiaries, heirs and successors of each Eligible Person.

2.6Maximum Number of Common Shares

Notwithstanding any provision herein, the aggregate number of Common Shares which may be issuable upon the redemption of all Restricted Share Units under the Plan, in combination with the aggregate number of Common Shares which may be issuable under any and all of the Corporation’s equity incentive plans in existence from time to time, including the Corporation’s Stock Option Plan 2005, as amended from time to time, shall not exceed ten percent (10%) of the issued and outstanding shares of the Corporation as at the Grant Date of each Restricted Share Unit under the Plan or such greater number of Common Shares as shall have been duly approved by the Board and, if required by the rules or policies of the Toronto Stock Exchange or any other stock exchange on which the Common Shares of the Corporation may then be listed, by the shareholders of the Corporation.  No fractional Common Shares may be issued under the Plan.

ARTICLE 3

RESTRICTED SHARE UNITS

3.1Grant of Restricted Share Units

On each Grant Date, the Committee shall designate Eligible Persons and determine the number of Restricted Share Units to be granted to each Eligible Person in the Committee’s sole discretion.

3.2Redemption of Restricted Share Units

(a)Unless redeemed earlier in accordance with this Plan, the Restricted Share Units of each Eligible Person will be redeemed on or within thirty (30) days after the Redemption Date for cash or Common Shares, as determined by the Committee, for an amount equal to the Fair Market Value of a Restricted Share Unit.

(b)If the Committee determines that any Restricted Share Units are to be redeemed for Common Shares, the Eligible Person will be entitled to receive and the Corporation will issue to the Eligible Person a number of Common Shares equal to the Fair Market Value of the Restricted Share Units (net of any applicable statutory withholdings) that have vested on the Redemption Date.

3.3Compliance With Tax Requirements

In taking any action hereunder, or in relation to any rights hereunder, the Corporation and each Eligible Person shall comply with all provisions and requirements of any income tax, pension plan, or employment or unemployment insurance legislation or regulations of any jurisdiction which may be applicable to the Corporation or Eligible Person, as the case may be.  The Corporation shall have the right to deduct from all payments made to the Employee in respect of the Restricted Share Units, whether in cash or Common Shares, any federal, provincial, local, foreign or other taxes, Canadian Pension Plan or Employment Insurance Commission or other deductions required by law to be withheld with respect to such payments.  The Corporation may take such other action as the Board or the Committee may consider advisable to enable the Corporation and any Eligible Person to satisfy obligations for the payment of withholding or other tax obligations relating to any payment to be made under this Plan.  Each Eligible Person (or the heirs and legal representatives of the Eligible Person) shall bear any and all income or other tax imposed on amounts paid to the Eligible Person (or the heirs and legal representatives of the Eligible Person) under this Plan, including any taxes, interest or penalties resulting from the application of Section 409A of the Code.  If the Board or the Committee so determines, the Corporation shall have the right to require, prior to making any payment under this Plan, payment by the recipient of the excess of any applicable Canadian or foreign federal, provincial, state, local or other taxes over any amounts withheld by the Corporation, in order to satisfy the tax obligations in respect of any payment under this Plan.  If the Corporation does not withhold from any payment, or require payment of an amount by a recipient, sufficient to satisfy all income tax obligations, the Eligible Person shall make reimbursement, on demand, in cash, of any amount paid by the Corporation in satisfaction of any tax obligation.  Notwithstanding any other provision hereof, in taking such action hereunder, the Board and the Committee shall endeavour to ensure that the payments to be made hereunder will not be subject to the “salary deferral arrangement” rules under the Income Tax Act (Canada), as amended, or income tax legislation of any other jurisdiction.

3.4Payment of Dividend Equivalents

When Dividends are paid on Common Shares, an Eligible Person shall be credited with Dividend equivalents in respect of the Restricted Share Units credited to the Eligible Person’s account as of the record date for payment of Dividends.  Such Dividend equivalents shall be converted into additional Restricted Share Units (including fractional Restricted Share Units) based on the Fair Market Value per Common Share on the date credited, and such new Restricted Share Units shall be paid at the same time as the Restricted Share Units to which the Dividend equivalents related.

3.5Adjustments

If any change occurs in the outstanding Common Shares by reason of a Reorganization, the Committee, in its sole discretion, and without liability to any person, shall make such equitable changes or adjustments, if any, as it considers appropriate, in such manner as the Committee may consider equitable, to reflect such change or event including, without limitation, adjusting the number of Restricted Share Units credited to Eligible Persons and outstanding under the Plan, provided that any such adjustment will not otherwise extend the Redemption Date otherwise applicable.  The Corporation shall give notice to each Eligible Person of any adjustment made pursuant to this section and, upon such notice, such adjustment shall be conclusive and binding for all purposes.  The existence of outstanding Restricted Share Units shall not affect in any way the right or power and authority of the Corporation or its shareholders to make or authorize any alteration, recapitalization, reorganization or any other change in the Corporation’s capital structure or its business or any merger or consolidation of the Corporation, any issue of bonds, debentures or preferred or preference shares (ranking ahead of the Common Shares or otherwise) or any right thereto, or the dissolution or liquidation of the Corporation, any sale or transfer of all or any part of its assets or business or any corporate act or proceeding whether of a similar character or otherwise.

3.6Offer for Common Shares – Change of Control

Notwithstanding anything else herein to the contrary, in the event of a Change of Control, then the Corporation shall redeem 100% of the Restricted Share Units granted to the Eligible Persons and outstanding under the Plan as soon as reasonably practical, but no later than thirty (30) days following the Redemption Date for cash.  For the purposes of this Section 3.6:  (i) the Redemption Date shall be the date on which the Change of Control occurs, and (ii) the Fair Market Value of a Restricted Share Unit shall be the greater of (i) the closing price per Common Share on the Toronto Stock Exchange on the Business Day immediately preceding the Redemption Date, and (ii) the price at which Common Shares are taken up under the Change of Control, as applicable.

ARTICLE 4

EVENTS AFFECTING ENTITLEMENT

4.1Termination of Employment or Election as a Director

(a)Voluntary Termination or Termination for Cause.  If an Eligible Person is terminated by the Corporation for cause (as determined by the Corporation), or if an Eligible Person, voluntarily terminates employment for any reason or resigns as a Director, as applicable, all of the Eligible Person’s Restricted Share Units shall be cancelled and no amount shall be paid by the Corporation to the Eligible Person in respect of the Restricted Share Units so cancelled.

(b)Involuntary Termination.  The Restricted Share Units of an Eligible Person, other than a Director, who is involuntarily terminated by the Corporation, for reasons other than cause, shall be redeemed for cash at the Fair Market Value of a Restricted Share Unit on the Redemption Date.  For the purposes of this Section 4.1(b) the Redemption Date shall be:

(i)for Restricted Share Units other than Section 409A Covered Awards, the date on which the employment of the Eligible Person, other than a Director, is terminated irrespective of any entitlement of the Eligible Person to notice, pay in lieu of notice or benefits beyond the termination date, and

(ii)for Section 409A Covered Awards, the date of the Eligible Person’s Separation from Service; provided, however, that if on such date the Eligible Person is a Specified Employee, then to the extent required by Section 409A(a)(2)(B) of the Code, the Redemption Date shall be the earlier of (i) the expiration of the six (6)-month period measured from the date of the Eligible Person’s Separation from Service, and (ii) the date of the Eligible Person’s death (the “Delay Period”).

(c)Termination related to Directors.  The Restricted Share Units of a Director, who is not re-elected at an annual or special meeting of shareholders shall be redeemed for cash at the Fair Market Value of a Restricted Share Unit on the Redemption Date.  For purposes of this Section 4.1(c), the Redemption Date shall be:

(i) for Restricted Share Units other than Section 409A Covered Awards, the date on which the annual or special meeting is held, and

(ii) for Section 409A Covered Awards, the date of the Eligible Person’s Separation from Service.

(d)Retirement of Officers and Directors.  Any unvested Restricted Share Units held by the Officer or Director will become fully vested upon such Officer’s or Director’s “Retirement,” which shall mean such Officer’s or Director’s voluntary termination of employment or cessation of services to the Corporation when the Officer’s or Director’s age plus years of service with the Corporation (in each case measured in complete, whole years) equals or exceeds 65, provided that at the date of termination such Officer or Director has completed at least five years of service with the Corporation.  Such Restricted Share Units shall be redeemed in accordance with Section 3.2 on their originally scheduled Redemption Dates.

4.2Death

All of the Restricted Share Units of an Eligible Person who dies shall be redeemed in accordance with Section 3.2.  For the purposes of the foregoing, the Redemption Date shall be the date of the Eligible Person’s death.

4.3No Grants Following Last Day of Active Employment

In the event of termination of any Eligible Person’s employment with the Corporation, such Eligible Person shall not be granted any Restricted Share Units pursuant to Section 3.1 after the last day of active employment of such Eligible Person.  Without limiting the generality of the foregoing and of Section 2.4, notwithstanding any other provision hereof, and notwithstanding any provision of any employment agreement between any Eligible Person and the Corporation, no Eligible Person will have any right to be awarded additional Restricted Share Units, and shall not be awarded any Restricted Share Units, pursuant to Section 3.1 after the last day of active employment of such Eligible Person on which such Eligible Person actually performs the duties of the Eligible Person’s position, whether or not such Eligible Person receives a lump sum payment of salary or other compensation in lieu of notice of termination, or continues to receive payment of salary, benefits or other remuneration for any period following such last day of active employment.  Notwithstanding any other provision hereof, or any provision of any employment agreement between the Corporation and an Eligible Person, in no event will any Eligible Person have any right to damages in respect of any loss of any right to be awarded Restricted Share Units pursuant to Section 3.1 after the last day of active employment of such Eligible Person and no severance allowance, or termination settlement of any kind in respect of any Eligible Person will include or reflect any claim for such loss of right and no Eligible Person will have any right to assert, claim, seek or obtain, and shall not assert, claim, seek or obtain, any judgment or award in respect of or which includes or reflects any such right or claim for such loss of right.

ARTICLE 5

ADMINISTRATION

5.1Transferability

Rights respecting Restricted Share Units shall not be transferable or assignable other than by will or the laws of decent and distribution.

5.2Administration

The Committee shall, in its sole and absolute discretion, but subject to applicable corporate, securities and tax law requirements: (i) interpret and administer the Plan; (ii) establish, amend and rescind any rules and regulations relating to the Plan; and (iii) make any other determinations that the Committee deems necessary or desirable for the administration and operation of the Plan. The Committee may delegate to any person any administrative duties and powers under this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems, in its sole and absolute discretion, necessary or desirable.  Any decision of the Committee with respect to the administration and interpretation of the Plan shall be conclusive and binding on the Eligible Person and his or her legal representative.  The Board may establish policies respecting minimum ownership of Common Shares of the Corporation by Eligible Persons and the ability to elect Restricted Share Units to satisfy any such policy.

5.3Records

The Corporation will maintain records indicating the number of Restricted Share Units credited to an Eligible Person under the Plan from time to time and the Grant Dates of such Restricted Share Units.  Such records shall be conclusive as to all matters involved in the administration of this Plan.

5.4Statements

The Corporation shall furnish annual statements to each Eligible Person indicating the number of Restricted Share Units credited to the Eligible Person and the Grant Dates of the Restricted Share Units and such other information that the Corporation considers relevant to the Eligible Person.

5.5Legal Compliance

Without limiting the generality of the foregoing, the Committee may take such steps and require such documentation from Eligible Persons as the Committee may determine are desirable to ensure compliance with all applicable laws and legal requirements, including all applicable corporate and securities laws and regulations of any country, and any political subdivisions thereof, and the by-laws, rules and regulations of any stock exchanges or other organized market on which Common Shares may from time to time be listed or posted and any applicable provisions of the Income Tax Act (Canada), as amended or income tax legislation or any other jurisdiction.

ARTICLE 6

AMENDMENT AND TERMINATION

6.1Amendment

(a)The Board reserves the right, in its sole discretion, to amend, suspend or terminate the Plan or any portion thereof at any time, in accordance with applicable legislation, without obtaining the approval of shareholders. Notwithstanding the foregoing, the Corporation will be required to obtain, in accordance with the provisions of the rules and policies of the Toronto Stock Exchange,  the approval of holders of a majority of shares present and voting in person or by proxy at a meeting of the shareholders of the Corporation for any amendment related to:

(i)the percentage of the issued and outstanding Common Shares available to be granted under the Plan;

(ii)a change in the method of calculation of redemption of Restricted Share Units held by Eligible Persons;

(iii)an extension to the term for redemption of Restricted Share Units held by Eligible Persons; and

(iv)amendments to this Section 6.1 of the Plan.

(b)Unless an Eligible Person otherwise agrees, any amendment to the Plan or Restricted Share Unit shall apply only in respect of Restricted Share Units granted on or after the date of such amendment.

(c)Without limiting the generality of the foregoing, the Board may make the following amendments to the Plan, without obtaining shareholder approval:

(i)amendments to the terms and conditions of the Plan necessary to ensure that the Plan complies with the applicable regulatory requirements, including the rules of the TSX, in place from time to time;

(ii)amendments to the provisions of the Plan respecting administration of the Plan and eligibility for participation under the Plan;

(iii)amendments to the provisions of the Plan respecting the terms and conditions on which Restricted Share Units  may be granted pursuant to the Plan, including the provisions relating to the payment of the Restricted Share Units; and

(iv)amendments to the Plan that are of a “housekeeping” nature.

6.2Termination of Plan

The Board may from time to time amend or suspend this Plan in whole or in part and may at any time terminate this Plan.  No such amendment, suspension or termination shall adversely affect the rights of any Eligible Person at the time of such amendment, suspension or termination with respect to outstanding and unredeemed Restricted Share Units credited to such Eligible Person without the consent of the affected Eligible Person.  If the Board terminates the Plan, no new Restricted Share Units will be awarded to any Eligible Person, but outstanding and unredeemed previously credited Restricted Share Units shall remain outstanding, be entitled to payments as provided under Section 3.4, and be paid in accordance with the terms and conditions of this Plan existing at the time of termination.  This Plan will finally cease to operate for all purposes when the last remaining Eligible Person receives a payment in satisfaction of all outstanding and unredeemed Restricted Share Units credited to such Eligible Person, or all outstanding and unredeemed Restricted Share Units credited to such Eligible Person are cancelled pursuant to the provisions thereof.

ARTICLE 7

GENERAL

7.1Rights to Common Shares

This Plan shall not be interpreted to create any entitlement of any Eligible Person to any Common Shares, or to the dividends payable pursuant thereto, except as expressly provided herein. A holder of Restricted Share Units shall not have rights as a shareholder of the Corporation with respect to any Common Shares which may be issuable pursuant to the Restricted Share Units so held, whether voting, right on liquidation or otherwise.

7.2No Right to Employment

This Plan shall not be interpreted as either an employment or trust agreement. Nothing in this Plan nor any Committee guidelines or any agreement referred to in Section 2.5 nor any action taken hereunder shall be construed as giving any Eligible Person the right to be retained in the continued employ or service of the Corporation or any of its subsidiaries, or giving any Eligible Person or any other person the right to receive any benefits not specifically expressly provided in this Plan nor shall it interfere in any way with any other right of the Corporation to terminate the employment or service of any Eligible Person at any time.

7.3Right to Funds

Neither the establishment of this Plan nor the granting of Restricted Share Units under this Plan shall be deemed to create a trust.  Amounts payable to any Eligible Person under the Plan shall be a general, unsecured obligation of the Corporation.  The right of the Employee to receive payment pursuant to this Plan shall be no greater than the right of other unsecured creditors of the Corporation.

7.4Successors and Assigns

The Plan shall be binding on all successors and assigns of the Corporation and an Eligible Person, including without limitation, the estate of such Eligible Person and the legal representative of such estate, or any receiver or trustee in bankruptcy or representative of the Corporation’s or Eligible Person’s creditors.

7.5Severability

If any provision of the Plan or part hereof is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

7.6Code Section 409A

(a)Although the Corporation does not guarantee to a Eligible Person any particular tax treatment of an Award, the payments hereunder in redemption of the Restricted Share Units are intended to comply with or be exempt from the provisions of Section 409A of the Code, and this Plan shall be administered accordingly.  Notwithstanding the foregoing, neither the Corporation, nor its subsidiaries or affiliates, nor any of their officers, directors, employees or representatives shall be liable to the Eligible Person for any interest, taxes or penalties resulting from non-compliance with Section 409A of the Code.

(b)All payments in respect of Restricted Share Units other than Section 409A Covered Awards are intended to be “short-term deferrals” exempt from the application of Code Section 409A and are intended to be made no later than the 15th day of the third month after the later of the end of (i) the first calendar year in which the Eligible Person’s right to the payment is no longer subject to a substantial risk of forfeiture or (ii) the first taxable year of the Corporation in which the Eligible Person’s right to payment is no longer subject to a substantial risk of forfeiture.

RESTRICTED SHARE UNIT GRANT AGREEMENT

This Restricted Share Unit Grant Agreement is made as of the ___ day of __________, 20__ between _______________________, the undersigned “Eligible Person” (the “Eligible Person”), being an employee or director of Ur-Energy Inc. (the “Corporation”), named or designated pursuant to the terms of the Restricted Share Unit Plan of Ur-Energy Inc. (which Plan, as the same may from time to time be modified, supplemented or amended and in effect is herein referred to as the “Plan”), and the Corporation.

In consideration of the grant of Restricted Share Units made to the Eligible Person pursuant to the Plan (the receipt and sufficiency of which are hereby acknowledged), the Eligible Person hereby agrees and confirms that:

1.The Eligible Person has received a copy of the Plan and has read, understands and agrees to be bound by the provisions of the Plan.

2.The Eligible Person accepts and consents to and shall be deemed conclusively to have accepted and consented to, and agreed to be bound by, the provisions and all terms of the Plan and all bona fide actions or decisions made by the Board, the Committee, or any person to whom the Committee may delegate administrative duties and powers in relation to the Plan, which terms and consent shall also apply to and be binding on the legal representatives, beneficiaries and successors of the undersigned.

3.On ________________, 20__, the Eligible Person was granted __________ Restricted Share Units, which grant is evidenced by this Agreement.

4.This Restricted Share Unit Grant Agreement shall be considered as part of and an amendment to the employment agreement between the Eligible Person and the Corporation and the Eligible Person hereby agrees that the Eligible Person will not make any claim under that employment agreement for any rights or entitlement under the Plan or damages in lieu thereof except as expressly provided in the Plan.

This Agreement shall be determined in accordance with the laws of Ontario and the laws of Canada applicable therein.

Words used herein which are defined in the Plan shall have the respective meanings ascribed to them in the Plan.

IN WITNESS WHEREOF, Ur-Energy Inc. has executed and delivered this Agreement, and the Eligible Person has signed, sealed and delivered this Agreement, as of the date first above written.

UR-ENERGY INC.

Per
Name

<Name>

SCHEDULE B

Ur-Energy Inc.

(the “Corporation”)
BY-LAW No. 2 (ADVANCE NOTICE)

INTRODUCTION

The Corporation is committed to: (i) facilitating an orderly and efficient annual or, where the need arises, special, meeting process; (ii) ensuring that all shareholders, including those voting by proxy, receive adequate notice of director nominations and sufficient information with respect to all nominees; (iii) allowing the Corporation, it shareholders and appropriate regulatory bodies to evaluate all nominees’ qualifications and suitability as a director of the Corporation; and (iv) allowing shareholders to cast an informed vote.

The purpose of this Advance Notice By-law (the “By-law”) is to provide shareholders, directors and management of the Corporation with guidance on the nomination of directors. This By-law is the framework by which the Corporation seeks to fix a deadline by which holders of record of common shares of the Corporation must submit director nominations to the Corporation prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in the notice to the Corporation for the notice to be in proper written form.

NOMINATIONS OF DIRECTORS

1.Nomination procedures.  Subject only to the Canada Business Corporations Act (the “Act”) and the articles of the Corporation (the “Articles”), only persons who are eligible under the Act and nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the board of directors of the Corporation (the “Board”) may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting is called is the election of directors:

(a)by or at the direction of the Board, including pursuant to a notice of meeting;

(b)by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act, or a requisition of the shareholders made in accordance with the provisions of the Act; or

(c)by any person (a “Nominating Shareholder”): (A) who, at the close of business on the date of the giving of the notice provided for below in this By-law and at the close of business on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (B) who complies with the notice procedures set forth in this By-law.

2.Timely notice. In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Corporate Secretary of the Corporation as set forth in this By-law (paragraph 7).

3.Manner of timely notice. To be timely, a Nominating Shareholder’s notice to the Corporate Secretary of the Corporation must be made:

(a)in the case of an annual meeting of shareholders, not less than 30 days prior to the date of the annual meeting of shareholders, provided, however,  in the event the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and

(b)in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

4.Proper form of timely notice. To be in proper written form, a Nominating Shareholder’s notice to the Corporate Secretary of the Corporation must set forth:

(a)as to each person whom the Nominating Shareholder proposes to nominate for election as a director: (A) the name, age, business address and residential address of the person; (B) the current principal occupation or employment of the person and the principal occupation or employment of the person within the five years preceding the notice; (C) the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; (D) the consent of the nominee to being named in the proxy circular as a nominee and to serving as a director if elected; and (D) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws (as defined below); and

(b)as to the Nominating Shareholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Corporation and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws (as defined below).

5.Eligibility for nomination as a director.  No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this By-law and applicable law; provided, however, that nothing in this By-law shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a shareholder proposal pursuant to the provisions of the Act. The Chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

6.Terms. For purposes of this By-law:

(a)“public announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com or on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system with the U.S. Securities and Exchange Commission (“SEC”) at www.sec.com;

(b)“Applicable Securities Laws” means, collectively, the securities legislation of each relevant province and territory of Canada and/or of the SEC, whichever is then applicable to the Corporation, in each case, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each relevant province and territory of Canada or the SEC, as applicable;

(c)“business day” means any day other than Saturday, Sunday or a day on which banks in Denver, Colorado are generally not open for business.

7.Delivery of Notice. Notwithstanding any other provision of this By-law, notice given to the Corporate Secretary of the Corporation pursuant to this By-law may only be given by personal delivery, or facsimile transmission and shall be deemed to have been given and made only at the time it is served by personal delivery or  sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Corporate Secretary as follows:  Ur-Energy Inc., Attention Corporate Secretary; 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127; facsimile: +1 720-981-5643; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Mountain Prevailing Time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

8.Board Discretion. Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in this By-law.